 As filed with the Securities and Exchange Commission on January 20, 2000

                                         Securities Act Registration No. 33-9269
                                Investment Company Act Registration No. 811-4864
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]

                          Pre-Effective Amendment No.                        [_]

                                                                             [X]
                      Post-Effective Amendment No. 21

                                     and/or

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      [_]

                                                                             [X]
                             Amendment No. 22

                        (Check appropriate box or boxes)

                                  ------------

                         PRUDENTIAL EQUITY INCOME FUND


               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (973) 367-7525

                        Marguerite E. H. Morrison, Esq.
                              Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
                    (Name and Address of Agent for Service)

                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):

                        [_] immediately upon filing pursuant to paragraph (b)

                        [X] on January 20, 2000 pursuant to paragraph (b)

                        [_] 60 days after filing pursuant to paragraph (a)(1)

                        [_] on (date) pursuant to paragraph (a)(1)

                        [_] 75 days after filing pursuant to paragraph (a)(2)

                        [_] on (date) pursuant to paragraph (a)(2) of Rule 485
                          If appropriate, check the following box:

                        [_] this post-effective amendment designates a new
                          effective date for a previously filed post-effective amendment

  Title of Securities Being Registered . . . . Shares of beneficial interest, par value $.01 per share.

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     FUND TYPE:
     _________________________________
     Stock

     INVESTMENT OBJECTIVES:
     _________________________________
     Capital appreciation and
     current income


     Prudential Equity
     Income Fund
                                                                          [LOGO]

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PROSPECTUS: JANUARY 20, 2000

As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Fund's shares,
nor has the SEC determined
that this prospectus is
complete or accurate. It is a
criminal offense to state
otherwise.
                                   [LOGO OF PRUDENTIAL INVESTMENTS APPEARS HERE]

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   Table of Contents
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 1   Risk/Return Summary
 1   Investment Objectives and Principal Strategies
 1   Principal Risks
 2   Evaluating Performance
 3   Fees and Expenses

 5   How the Fund Invests
 5   Investment Objectives and Policies
 6   Other Investments and Strategies
 9   Investment Risks

 12  How the Fund is Managed

 12  Board of Trustees
 12  Manager
 12  Investment Adviser
 12  Portfolio Manager
 13  Distributor
 14  Fund Distributions and Tax Issues
 14  Distributions
 15  Tax Issues
 16  If You Sell or Exchange Your Shares

 18  How to Buy, Sell and Exchange Shares of the Fund
 18  How to Buy Shares
 26  How to Sell Your Shares
 30  How to Exchange Your Shares

 32  Financial Highlights
 32  Class A Shares
 33  Class B Shares
 34  Class C Shares
 35  Class Z Shares

 36  The Prudential Mutual Fund Family

     For More Information (Back Cover)

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     Prudential Equity Income Fund                    (800) 225-1852

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   Risk/Return Summary
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This section highlights key information about the Prudential Equity Income Fund, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our investment objectives are both capital appreciation and current income. This means we seek investments whose price will increase as well as pay the Fund dividends and other income. We normally invest at least 65% of the Fund's total assets in the common stock and convertible securities of companies that we believe will provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange (NYSE) Composite Index. We also may use derivatives for hedging or to improve the Fund's returns.

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We're Value Investors
In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company's sales, book value and cash flow. We consider selling a security if it has increased in value to the point where we no longer consider it to be undervalued.

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   While we make every effort to achieve our objectives, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since we invest primarily in common stock, there is the risk that the price of a particular stock we own could go down, or pay lower-than-expected dividends. Stock markets are volatile.

   In addition to an individual stock losing value, the value of the equity markets or a sector of them could go down. The Fund's holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.

   Some of our investment strategies--such as using derivatives--involve above-average risks. The Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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   Risk/Return Summary
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EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.



                                  [BAR GRAPH]
Annual Returns* (Class B shares)
 1990     1991    1992    1993    1994    1995    1996    1997    1998    1999
------   ------  ------  ------  ------  ------  ------  ------  ------  ------

-5.73%   25.62%   8.42%  20.43%  -0.80%  20.72%  20.98%  35.35%  -3.57%  10.74%


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BEST QUARTER: 16.24% (2nd quarter of 1997) WORST QUARTER: -18.25% (3rd quarter of 1998)

* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

 Average Annual Returns/1/ (as of 12-31-99)

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                       1 YR  5 YRS 10 YRS        SINCE INCEPTION
  Class A shares      6.05% 15.78%    N/A 13.42% (since 1-22-90)
  Class B shares      5.74% 16.01% 12.47% 11.71% (since 1-22-87)
  Class C shares      8.63% 15.88%    N/A 13.89% (since 8-1-94)
  Class Z shares     11.91%    N/A    N/A 15.38% (since 3-1-96)
  S&P 500/2/         21.03% 25.54% 19.36% N/A/2/
  Lipper Average/3/   4.56% 17.83% 13.46% N/A/3/

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2 The Standard & Poor's 500 Composite Stock Price Index (S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. S&P 500 returns since the inception of each class are 19.18% for Class A, 16.96% for Class B, 25.97% for Class C and 26.60% for Class Z shares. Source: Lipper Inc.

3 The Lipper Average is based on the average return of all mutual funds in the Lipper Equity Income Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 13.30% for Class A, 11.88% for Class B, 15.61% for Class C and 14.62% for Class Z shares. Source: Lipper Inc.


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     Prudential Equity Income Fund                    (800) 225-1852

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   Risk/Return Summary
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FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 Shareholder Fees/1/ (paid directly from your investment)
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                                                 CLASS A    CLASS B CLASS C CLASS Z
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5%       None      1%    None

  Maximum deferred sales charge (load)
  (as a percentage of the lower of
  original purchase price or sale
  proceeds)                                         None      5%/2/   1%/3/    None

  Maximum sales charge (load) imposed on
  reinvested dividends and other
  distributions                                     None       None    None    None

  Redemption fees                                   None       None    None    None

  Exchange fee                                      None       None    None    None


 Annual Fund Operating Expenses (deducted from Fund assets)
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                                                 CLASS A    CLASS B CLASS C CLASS Z
  Management fees                                   .50%       .50%    .50%    .50%
  + Distribution and service (12b-1) fees           .30%/4/   1.00%   1.00%    None
  + Other expenses                                  .27%       .27%    .27%    .27%
  = Total annual Fund operating expenses           1.07%      1.77%   1.77%    .77%
  - Fee waiver or expense reimbursement             .05%       None    None    None
  = Net annual Fund operating expenses             1.02%/4/   1.77%   1.77%    .77%

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

4 For the fiscal year ending 10-31-00, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

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   Risk/Return Summary
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Example
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $599  $819 $1,056 $1,736
  Class B shares  $680  $857 $1,059 $1,813
  Class C shares  $378  $652 $1,050 $2,163
  Class Z shares  $ 79  $246 $  428 $  954

You would pay the following expenses on the same investment if you did not sell your shares:

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                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $599  $819 $1,056 $1,736
  Class B shares  $180  $557 $  959 $1,813
  Class C shares  $278  $652 $1,050 $2,163
  Class Z shares  $ 79  $246 $  428 $  954

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     Prudential Equity Income Fund                    (800) 225-1852

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   How the Fund Invests
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INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are both capital appreciation and current income. This means we seek investments whose price will increase as well as pay the Fund dividends and other income. While we make every effort to achieve our objectives, we can't guarantee success.

   In pursuing our objectives, we normally invest at least 65% of the Fund's total assets in the common stock and convertible securities of companies that we believe will provide investment income returns above those of the S&P 500 or the NYSE Composite Index. This means that we focus on companies whose dividend yield (the annual dividend a company pays to its shareholders, shown as a percentage of the current stock price) is higher than the average dividend yield of the companies that make up the S&P 500 or the NYSE Composite Index.

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We Use a Contrarian Approach
To achieve our value investment strategy, we generally take a strong contrarian approach to investing. In other words, we usually buy securities that are out of favor and that many other investors are selling, and we attempt to invest in companies and industries before other investors recognize their true value. Using these guidelines, we focus on long-term performance, not short-term gain.

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   We buy common stock and convertible securities of companies of every size-- small, medium and large capitalization.

   In addition to buying common stock, we may buy convertible securities. These are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. The Fund also invests in other equity-related securities, including American Depositary Receipts (ADRs); nonconvertible preferred stock; warrants and rights that can be exercised to obtain stock; real estate investment trusts (REITs); investments in various types of business ventures, including partnerships and joint ventures; and similar securities. Generally, we consider selling a security when it has increased in value to the point where it is no longer undervalued in the opinion of the investment adviser.
   For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the

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   How the Fund Invests
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SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

   The Fund's investment objectives are fundamental policies that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Money Market Instruments, Bonds and Other Fixed-Income Obligations
Under normal circumstances, the Fund may invest up to 35% of its total assets in money market instruments and other fixed-income obligations. Money market instruments include the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. government or its agencies. Longer-term fixed-income obligations include bonds and similar debt obligations. Generally, fixed-income obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

   The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. For bonds and other long-term fixed-income obligations, we invest primarily in obligations in one of the top three long-term quality ratings (A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or comparably rated by another major rating service). We may invest in lower-rated obligations which are speculative, including high-yield or "junk" bonds (obligations rated below Baa/BBB by Moody's or S&P or comparably rated), although we will not invest in obligations rated lower than Ca/CC by Moody's or S&P or comparably rated. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

Foreign Securities
We may invest up to 30% of the Fund's total assets in foreign securities, including money market instruments and other fixed-income securities,

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     Prudential Equity Income Fund                    (800) 225-1852

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How the Fund Invests
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stock and other equity-related securities. For purposes of the 30% limit, we do not consider ADRs and other similar receipts or shares to be foreign securities.

Real Estate Investment Trusts
We may invest in the securities of real estate investment trusts known as REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income--most of which comes from rents, mortgages and gains on sales of property--to shareholders.

Temporary Defensive Investments
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

Repurchase Agreements

The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund.

Derivative Strategies

We may use various derivative strategies to try to improve the Fund's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives.

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How the Fund Invests
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The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

Options. The Fund may purchase and sell put and call options on equity securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options

Foreign Currency Forward Contracts. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.

   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

Additional Strategies

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 20% of the value of its total assets); lends its securities to others (the Fund can lend up to 33% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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8    Prudential Equity Income Fund                    (800) 225-1852

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   How the Fund Invests
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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

 Investment Type
 % of Fund's Total       Risks                  Potential Rewards
 Assets
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 Common stock and     . Individual stocks     . Historically,
 convertible            could lose value        stocks have
 securities                                     outperformed
                                                other
                                                investments over
                                                the long term

                      . The equity
 At least 65%           markets could go
                        down, resulting       . Generally,
                        in a decline in         economic growth
                        value of the            means higher
                        Fund's                  corporate
                        investments             profits, which
                                                leads to an
                      . Companies that          increase in
                        pay dividends may       stock prices,
                        not do so if they       known as capital
                        don't have              appreciation
                        profits or
                        adequate cash         . May be a source
                        flow                    of dividend
                                                income
                      . Changes in
                        economic or
                        political
                        conditions, both
                        domestic and
                        international,
                        may result in a
                        decline in value
                        of the Fund's
                        investments

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 Fixed-income         . The Fund's
 obligations            holdings, share       . Bonds have
                        price, yield and        generally
                        total return may        outperformed
                        fluctuate in            money market
                        response to bond        instruments over
                        market movements        the long term,
                                                with less risk
                                                than stocks

 Up to 35%
                                              . Most bonds will
                                                rise in value
                                                when interest
                      . Credit risk--the        rates fall
                        risk that the
                        default of an
                        issuer would
                        leave the Fund        . Regular interest
                        with unpaid             income
                        interest or
                        principal. The        . Investment-grade
                        lower a bond's          bonds have a
                        quality, the            lower risk of
                        higher its              default than
                        potential               junk bonds
                        volatility

                      . Market risk--the      . Principal and
                        risk that the           interest on
                        market value of         government
                        an investment may       securities may
                        move up or down,        be guaranteed by
                        sometimes               the issuing
                                                government

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   How the Fund Invests
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 Investment Type (cont'd)
 % of Fund's Total       Risks                  Potential Rewards
 Assets
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 Fixed-income           rapidly or
 obligations (cont'd)   unpredictably.        . High-quality
                        Market risk may         debt obligations
                        affect an               are generally
                        industry, a             more secure than
                        sector or the           stocks since
                        market as a whole       companies must
                                                pay their debts
                                                before they pay
                                                dividends

 Up to 35%

                      . Interest rate
                        risk--the risk
                        that the value of
                        most bonds will
                        fall when
                        interest rates
                        rise. The longer
                        a bond's maturity
                        and the lower its
                        credit quality,
                        the more its
                        value typically
                        falls. It can
                        lead to price
                        volatility

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 Foreign              . Foreign markets,      . Investors can
 securities             economies and           participate in
                        political systems       the growth of
                        may not be as           foreign markets
                        stable as in the        and companies
                        U.S.                    operating in
                                                those markets

 Up to 30%
                                              . Changing value
                      . Currency risk--         of foreign
                        changing values         currencies
                        of foreign            . Opportunities
                        currencies can          for
                        cause losses            diversification
                      . May be less
                        liquid than U.S.
                        stocks and bonds

                      . Differences in
                        foreign laws,
                        accounting
                        standards, public
                        information,
                        custody and
                        settlement
                        practices provide
                        less reliable
                        information on
                        foreign
                        investments and
                        involve more risk

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                      . Performance           . Real estate
 Real estate            depends on the          holdings can
 investment trusts      strength of real        generate good
 (REITs)                estate markets,         returns from
                        REIT management         rents, rising
                        and property            market values,
                        management which        etc.
                        can be affected
                        by many factors,
                        including
                        national and
                        regional economic
                        conditions

 Up to 25%
                                              . Greater
                                                diversification
                                                than direct
                                                ownership

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     Prudential Equity Income Fund                    (800) 225-1852

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   How the Fund Invests
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 Investment Type (cont'd)
 % of Fund's Total       Risks                  Potential Rewards
 Assets
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 Derivatives          . Derivatives such      . The Fund could
                        as futures,             make money and
                        options and             protect against
                        foreign currency        losses if the
                        forward contracts       investment
                        that are used for       analysis proves
                        hedging purposes        correct
                        may not fully
                        offset the            . Derivatives that
                        underlying              involve leverage
                        positions and           could generate
                        this could result       substantial
                        in losses to the        gains at low
                        Fund that would         cost
                        not have
                        otherwise             . One way to
                        occurred                manage the
                        Fund's                  risk/return
                                                balance is by
 Percentage varies    . Derivatives used        locking in the
                        for risk                value of an
                        management may          investment ahead
                        not have the            of time
                        intended effects
                        and may result in
                        losses or missed
                        opportunities
                      . The other party
                        to a derivatives
                        contract could
                        default

                      . Derivatives that
                        involve leverage
                        could magnify
                        losses

                      . Certain types of
                        derivatives
                        involve costs to
                        the Fund that can
                        reduce returns

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 Illiquid             . May be difficult      . May offer a more
 securities             to value                attractive yield
                        precisely               or potential for
                                                growth than more
                                                widely traded
                                                securities

 Up to 15% of net     . May be difficult
 assets                 to sell at the
                        time or price
                        desired

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 Money market         . Limits potential      . May preserve the
 instruments            for capital             Fund's assets
                        appreciation

                      . See credit risk
 Up to 35% on a         and market risk
 normal basis and
 up to 100% on a
 temporary basis

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   How the Fund is Managed
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BOARD OF TRUSTEES

The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments Fund Management LLC (PIFM)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended October 31, 1999, the Fund paid PIFM management fees of .51% of the Fund's average net assets.

   PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 1999, PIFM served as the manager to all 43 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $75.6 billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

PORTFOLIO MANAGER
Warren E. Spitz, a Managing Director of Prudential Investments, has managed the Fund since 1988. He earned a B.S. from Allegheny College and an M.B.A. from the University of Pennsylvania's Wharton School of Business.

   As a value investor, Mr. Spitz seeks companies that will produce both above-average earnings and dividend growth. He also uses sales, book value and cash flow as guides for stock selection.


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     Prudential Equity Income Fund                    (800) 225-1852

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   How the Fund is Managed
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DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

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   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of ordinary income and any realized net capital gains to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
   The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders-- typically every quarter. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

   The Fund also distributes realized net capital gains to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, long-term capital gains are taxed at the rate of 20%, but if the security is held one year or less, short-term capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
   For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a


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broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so

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because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified or Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
---------------------------------------------

                  + $ CAPITAL GAIN
                      (taxes owed)
RECEIPTS FROM SALE    OR
                  - $ CAPITAL LOSS
                      (offset against gain)

---------------------------------------------

   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other

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words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

  Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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HOW TO BUY SHARES
Step 1: Open an Account
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 15020
New Brunswick, NJ 08906-5020

   To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

Step 2: Choose a Share Class
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  . The amount of your investment
  . The length of time you expect to hold the shares and the impact of the varying distribution fees

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  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

  . Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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                            CLASS A          CLASS B         CLASS C          CLASS Z

  Minimum purchase          $1,000           $1,000          $2,500           None
  amount/1/

  Minimum amount for        $100             $100            $100             None
  subsequent purchases/1/

  Maximum initial           5% of the public None            1% of the public None
  sales charge              offering price                   offering price

  Contingent Deferred       None             If sold during: 1% on sales      None
  Sales Charge                               Year 1    5%    made within
  (CDSC)/2/                                  Year 2    4%    18 months of
                                             Year 3    3%    purchase/2/
                                             Year 4    2%
                                             Years 5/6 1%
                                             Year 7    0%
  Annual distribution and   .30 of 1%        1%              1%               None
  service (12b-1) fees      (.25 of 1%
  shown as a percentage of  currently)
  average net assets/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending 10-31-00, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

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Reducing or Waiving Class A's Initial Sales Charge
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

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                         SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                  5.00%              5.26%       4.75%
  $25,000 to $49,999                 4.50%              4.71%       4.25%
  $50,000 to $99,999                 4.00%              4.17%       3.75%
  $100,000 to $249,999               3.25%              3.36%       3.00%
  $250,000 to $499,999               2.50%              2.56%       2.40%
  $500,000 to $999,999               2.00%              2.04%       1.90%
  $1 million and above*               None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:

  . Invest with an eligible group of related investors

  . Buy Class A shares of two or more Prudential mutual funds at the same time

  . Use your Rights of Accumulation, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

  . Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

   The Distributor may reallow Class A's sales charge to dealers.

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Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services, or

  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

Waiving Class C's Initial Sales Charge

Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  . purchase your shares through an account at Prudential Securities, . purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or
  . purchase your shares through another broker.

  This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

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   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

  . Current and former Directors/Trustees of the Prudential mutual funds
    (including the Fund), and

  . Prudential, with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

Class B Shares Convert to Class A Shares After Approximately Seven Years
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."

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Step 3: Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

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Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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   We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

What Price Will You Pay for Shares of the Fund?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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Step 4: Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 15015
New Brunswick, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to

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provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 15010
New Brunswick, NJ 08906-5010

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

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Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions
  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

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   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC--Class B Shares
The CDSC will be waived if the Class B shares are sold:

  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

  . On certain sales from a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

Waiver of the CDSC--Class C Shares

Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with

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Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption in Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for

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you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 15010
New Brunswick, NJ 08906-5010

   There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

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     Prudential Equity Income Fund                    (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

Frequent Trading

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

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--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
   Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  Class A Shares (fiscal years ended 10-31)
--------------------------------------------------------------------------------
  Per Share Operating Performance         1999     1998     1997     1996     1995
  Net asset value, beginning of
   year                                 $18.63   $21.00   $15.43   $14.40   $14.03
  Income from investment operations:
  Net investment income                    .33      .45      .45      .47      .48
  Net realized and unrealized
   gain (loss) on investment
   transactions                            .58    (.49)     6.29     1.75      .95
  Total from investment
   operations                              .91    (.04)     6.74     2.22     1.43
----------------------------------------------------------------------------------
  Less distributions:
  Dividends from net investment
   income                                (.33)    (.44)    (.43)    (.49)    (.54)
  Dividends in excess of net
   investment income                     (.03)       --       --       --       --
  Distributions from net realized
   gains                                (1.06)   (1.89)    (.74)    (.70)    (.52)
  Total distributions                   (1.42)   (2.33)   (1.17)   (1.19)   (1.06)
  Net asset value, end of year          $18.12   $18.63   $21.00   $15.43   $14.40
  Total return/1/                        5.03%   (.65)%   45.68%   15.97%   11.15%
----------------------------------------------------------------------------------
  Ratios/Supplemental Data                1999     1998     1997     1996     1995
  Net assets, end of year (000)       $619,469 $638,547 $570,146 $341,717 $276,990
  Average net assets (000)            $653,798 $655,776 $454,892 $310,335 $236,688
  Ratios to average net assets:
  Expenses, including
   distribution fees/2/                  1.02%     .91%     .94%     .98%    1.03%
  Expenses, excluding
   distribution fees                      .77%     .66%     .69%     .73%     .78%
  Net investment income                  1.71%    2.19%    2.32%    3.26%    3.36%
  Portfolio turnover                       17%      22%      36%      36%      74%

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1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

2 The Distributor of the Fund agreed to limit its distribution fees to .25 of 1% of the average daily net assets of the Class A shares.


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     Prudential Equity Income Fund                    (800) 225-1852

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   Financial Highlights
--------------------------------------------------------------------------------


CLASS B SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  Class B Shares (fiscal years ended 10-31)
-------------------------------------------------------------------------------
  Per Share Operating
  Performance                      1999       1998       1997     1996     1995
  Net asset value,
   beginning of year             $18.57     $20.93     $15.39   $14.36   $14.00
  Income from investment
   operations:
  Net investment income             .19        .29        .29      .39      .37
  Net realized and
  unrealized gain (loss) on
  investment transactions           .58      (.48)       6.29     1.71      .95
  Total from investment
   operations                       .77      (.19)       6.58     2.10     1.32
-------------------------------------------------------------------------------
  Less distributions:
  Dividends from net
  investment income               (.19)      (.28)      (.30)    (.37)    (.44)
  Dividends in excess of
  net investment income           (.03)         --         --       --       --
  Distributions from net
  realized gains                 (1.06)     (1.89)      (.74)    (.70)    (.52)
  Total distributions            (1.28)     (2.17)     (1.04)   (1.07)    (.96)
  Net asset value, end of
   year                          $18.06     $18.57     $20.93   $15.39   $14.36
  Total return/1/                 4.25%    (1.35)%     44.60%   15.12%   10.29%
-------------------------------------------------------------------------------
  Ratios/Supplemental Data         1999       1998       1997     1996     1995
  Net assets, end of year
   (000)                     $1,006,346 $1,299,962 $1,250,216 $929,948 $906,793
  Average net assets (000)   $1,200,663 $1,391,826 $1,072,118 $951,220 $911,856
  Ratios to average net
   assets:
  Expenses, including
  distribution fees               1.77%      1.66%      1.69%    1.73%    1.78%
  Expenses, excluding
  distribution fees                .77%       .66%       .69%     .73%     .78%
  Net investment income            .98%      1.44%      1.60%    2.51%    2.66%
  Portfolio turnover                17%        22%        36%      36%      74%

--------------------------------------------------------------------------------
1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS C SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  Class C Shares (fiscal years ended 10-31)
------------------------------------------------------------------------------
  Per Share Operating Performance           1999    1998    1997   1996   1995
  Net asset value, beginning of year      $18.57  $20.93  $15.39 $14.36 $14.00
  Income from investment operations:
  Net investment income                      .19     .30     .37    .38    .40
  Net realized and unrealized gain
  (loss) on investment transactions          .58   (.49)    6.21   1.72    .92
  Total from investment operations           .77   (.19)    6.58   2.10   1.32
------------------------------------------------------------------------------
  Less distributions:
  Dividends from net investment income     (.19)   (.28)   (.30)  (.37)  (.44)
  Dividends in excess of net investment
  income                                   (.03)      --      --     --     --
  Distributions from net realized gains   (1.06)  (1.89)   (.74)  (.70)  (.52)
  Total distributions                     (1.28)  (2.17)  (1.04) (1.07)  (.96)
  Net asset value, end of year            $18.06  $18.57  $20.93 $15.39 $14.36
  Total return/1/                          4.25% (1.35)%  44.60% 15.12% 10.29%
------------------------------------------------------------------------------
  Ratios/Supplemental Data                  1999    1998    1997   1996   1995
  Net assets, end of year (000)          $33,685 $37,988 $17,911 $8,511 $4,586
  Average net assets (000)               $36,981 $31,345 $11,432 $6,730 $3,132
  Ratios to average net assets:
  Expenses, including distribution fees    1.77%   1.66%   1.69%  1.73%  1.78%
  Expenses, excluding distribution fees     .77%    .66%    .69%   .73%   .78%
  Net investment income                     .98%   1.47%   1.53%  2.51%  2.57%
  Portfolio turnover                         17%     22%     36%    36%    74%

--------------------------------------------------------------------------------

1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

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                                                      [GRAPHIC]
     Prudential Equity Income Fund                    (800) 225-1852

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   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from March 1, 1996 through October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  Class Z Shares (fiscal periods ended 10-31)
-----------------------------------------------------------------------------
  Per Share Operating Performance              1999     1998    1997  1996/1/
  Net asset value, beginning of period       $18.64   $21.00  $15.42   $15.13
  Income from investment operations:
  Net investment income                         .38      .52     .36      .38
  Net realized and unrealized gain (loss)
  on investment transactions                    .58    (.51)    6.43      .30
  Total from investment operations              .96      .01    6.79      .68
-----------------------------------------------------------------------------
  Less distributions:
  Dividends from net investment income        (.38)    (.48)   (.47)    (.39)
  Dividends in excess of net investment
  income                                      (.03)       --      --       --
  Distributions from net realized gains      (1.06)   (1.89)   (.74)       --
  Total distributions                        (1.47)   (2.37)  (1.21)    (.39)
  Net asset value, end of period             $18.13   $18.64  $21.00   $15.42
  Total return/2/                             5.28%   (.40)%  46.12%    4.55%
-----------------------------------------------------------------------------
  Ratios/Supplemental Data                     1999     1998    1997  1996/1/
  Net assets, end of period (000)          $136,529 $142,918 $74,956  $44,509
  Average net assets (000)                 $144,747 $103,474 $57,369  $24,641
  Ratios to average net assets:
  Expenses, including distribution fees        .77%     .66%    .69%  .73%/3/
  Expenses, excluding distribution fees        .77%     .66%    .69%  .73%/3/
  Net investment income                       1.97%    2.49%   2.58% 3.51%/3/
  Portfolio turnover                            17%      22%     36%     36%

--------------------------------------------------------------------------------

1 Information shown is for the period 3-1-96 (when Class Z shares were first offered) through 10-31-96.
2 Total return assumes reinvestment of dividends and any other distributions.
  It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund

Prudential Sector Funds, Inc.

 Prudential Financial Services Fund

 Prudential Health Sciences Fund

 Prudential Technology Fund

 Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.

Prudential Tax-Managed Funds

 Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund

Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

Target Funds

 Large Capitalization Growth Fund

 Large Capitalization Value Fund

 Small Capitalization Growth Fund

 Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.

 Prudential Global Growth Fund

 Prudential International Value Fund

 Prudential Jennison International Growth Fund
Global Utility Fund, Inc.

Target Funds

 International Equity Fund

Global Bond Funds

Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

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                                                     [GRAPHIC]
     Prudential Equity Income Fund                   (800) 225-1852

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BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio

Target Funds

 Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND Funds

COMMAND Money Fund

COMMAND Government Fund

COMMAND Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

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FOR MORE INFORMATION
________________________________________________________________________________

Please read this prospectus before you invest in the Fund and keep it for fu-ture reference. For information or shareholder questions contact:

Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact:
Prudential Investment Management Services LLC
P.O. Box 15035
New Brunswick, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

Statement of Additional Information (SAI)
 (incorporated by reference into this prospectus)

Annual Report
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

Semi-Annual Report

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section

Washington, DC 20549-0102

By Electronic Request:

publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC

 (For hours of operation, call

 1-202-942-8090.)

Via the Internet: on the EDGAR Database at http://www.sec.gov

--------------------------------------------------------------------------------

   CUSIP Nos.:                                             Quotron Symbols:

Class A: 743916207                                              PBEAX

Class B: 743916108                                              PBQIX

Class C: 743916306                                              PEICX

Class Z: 743916405                                              PEIZX

Investment Company Act File No.:
811-4864


MF131A                                 [RECYCLE LOGO]  Printed on Recycled Paper

                         PRUDENTIAL EQUITY INCOME FUND

                      Statement of Additional Information

                          dated January 20, 2000

  Prudential Equity Income Fund (the Fund) is an open-end, diversified, management investment company. Its investment objectives are both current income and capital appreciation. It seeks to achieve these objectives by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index. In normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. In selecting these investments, the Fund puts emphasis on earnings, balance sheet and cash flow analysis and the relationships that those factors have to the price and return of a given security. The balance of the Fund's assets may be invested in other equity-related securities, debt securities and certain derivatives, including options on stocks and stock indexes. Common stocks may include securities of foreign issuers. There can be no assurance that the Fund's investment objectives will be achieved. See "Description of the Fund, Its Investments and Risks."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated January 20, 2000, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS

                                                                           Page
                                                                          ------
Fund History.............................................................   B-2
Description of the Fund, Its Investments and Risks.......................   B-2
Investment Restrictions..................................................   B-12
Management of the Fund...................................................   B-13
Control Persons and Principal Holders of Securities......................   B-16
Investment Advisory and Other Services...................................   B-17
Brokerage Allocation and Other Practices.................................   B-21
Capital Shares, Other Securities and Organization........................   B-23
Purchase, Redemption and Pricing of Fund Shares..........................   B-24
Shareholder Investment Account...........................................   B-33
Net Asset Value..........................................................   B-37
Taxes, Dividends and Distributions.......................................   B-38
Performance Information..................................................   B-40
Financial Statements.....................................................   B-43
Report of Independent Accountants........................................   B-57
Description of Security Ratings..........................................   A-1
Appendix I--General Investment Information...............................   I-1
Appendix II--Historical Performance Data.................................  II-1
Appendix III--Information Relating to Prudential......................... III-1

-------------------------------------------------------------------------------
MF131B

                                 FUND HISTORY

  The Fund was organized under the laws of Massachusetts on September 18, 1986 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(a) Classification. The Fund is a diversified, open-end, management investment company.

(b) and (c) Investment Strategies, Policies and Risks. The Fund's investment objectives are both capital appreciation and current income. While the principal investment policies and strategies for seeking to achieve these objectives are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objectives. The Fund may not be successful in achieving its objectives and you could lose money.

Equity and Equity-Related Securities

  The Fund will invest in equity-related securities including common stocks; non-convertible preferred stocks; securities convertible or exchangeable for common stocks or preferred stocks; real estate investment trusts; equity investments in partnerships; joint ventures and other forms of non-corporate investments; American Depositary Receipts (ADRs); American Depositary Shares
(ADSs); and warrants and rights exercisable for equity securities. Common stocks may include securities of foreign issuers.

  A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

  In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed-Income Obligations

  The Fund may invest up to 35% of its total assets in fixed-income obligations other than money market instruments. The Fund anticipates that it will primarily invest in fixed-income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or BBB+ or better by Duff & Phelps Credit Rating Co. (Duff & Phelps) or comparably rated by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Duff & Phelps or another NRSRO (although the Fund will not invest in fixed-income securities rated lower than Ca, CC or CCC by Moody's, S&P or Duff & Phelps or another NRSRO, respectively). After its purchase by the Fund, a fixed-income obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider this in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances could lead to a weakened capacity to make principal and interest payments than higher grade securities. Securities rated BB, Ba or BB+ or lower by S&P, Moody's or Duff & Phelps, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. A description of corporate bond ratings is contained in the Appendix. The Fund may also invest in unrated fixed-income securities which, in the opinion of the investment adviser, are of a quality comparable to rated securities in which the Fund may invest.

  Risks of Investing in High Yield Securities

  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Foreign Securities

  The Fund may invest up to 30% of its total assets in foreign money market instruments and debt and equity securities. ADRs and ADSs are not considered foreign securities within this limitation. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

  Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

  If the security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies--Special Risks Related to Foreign Currency Forward Contracts" below.

  Risk Factors and Special Considerations of Investing in Euro-Denominated Securities

  On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

  The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

  The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

  The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expense relating to these actions.

Real Estate Investment Trusts

  The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Risk Management and Return Enhancement Strategies

  The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts, and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

  Options Transactions

  The Fund may purchase and write (that is, sell) put and call options on securities that are traded on national securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity securities and financial indexes (for example, S&P 500). The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series.

  A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

  A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities for more than their current market price.

  The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

  Foreign Currency Forward Contracts

  The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (that is, cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  The Fund's dealings in forward contracts will be limited to hedging involving either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

  Futures Contracts and Options Thereon

  The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. These futures contracts and options thereon will be on financial indexes. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

  A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  The Fund's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the market and interest rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

  Risks of Risk Management and Return Enhancement Strategies

  Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

  Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon

  Except as described below, the Fund will write call options on indexes only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

  If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets, equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

  The Fund will engage only in transactions in stock index futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures or purchase options thereon if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indexes or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indexes) upon which the option or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell stock index futures or options thereon for risk management purposes or income enhancement if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures or options thereon for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash and other liquid assets, equal to the market value of the futures contracts, will be segregated with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

  Risks of Transactions in Stock Options

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearing-houses whose facilities are considered to be adequate to handle the volume of options transactions.

  Risks of Options on Indexes

  The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

  Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon."

  Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

  Special Risks of Purchasing Puts and Calls on Indexes. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

  Special Risks Related to Foreign Currency Forward Contracts

  The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the

Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealings in foreign currency forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When-Issued and Delayed Delivery Securities

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Short Sales Against-the-Box

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.

Repurchase Agreements

  The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

  The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

  The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Borrowing

  The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Lending of Securities

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, the Fund will not lend more than 33% of the value of its total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

  A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Segregated Assets

  The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Illiquid Securities

  The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

  The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

(d) Defensive Strategy and Short-term Investments

  When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Fund's shares, the Fund may invest without limit in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. Such obligations (other than U.S. Government securities) will be rated, at the time of purchase, within the two highest quality grades as determined by an NRSRO such as Moody's, S&P or Duff & Phelps or, if unrated, will be of equivalent quality in the judgment of the Fund's investment adviser.

(e) Portfolio Turnover

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. The portfolio turnover rates for the Fund for the fiscal years ended October 31, 1999 and 1998 were 17% and 22%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

  The Fund may not:

  (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with stock index futures or options thereon is not considered the purchase of a security on margin.

  (2) Make short sales of securities or maintain a short position, except short sales against-the-box.

  (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, collateral arrangements with respect to stock index futures and options thereon and with respect to the writing of options on securities or on stock indices and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in a single industry. As to utility companies, gas, electric and telephone companies will be considered as separate industries.

  (5) Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

  (6) Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  (7) Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index futures contracts and options thereon. (For purposes of this restriction, foreign currency forward contracts are not deemed to be a commodity or commodity contract.)

  (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  (9) Make investments for the purpose of exercising control or management.

  (10) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

  (11) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  (12) Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Fund's total assets).

  (13) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants or more than 2% of its total assets (taken at current value) invested in warrants not listed on the New York or American Stock Exchanges.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE FUND

                          Position                           Principal Occupations
 Name and Address** (Age) with Fund                          During Past Five Years
 ------------------------ ---------                          ----------------------
 Delayne Dedrick Gold     Trustee           Marketing and Management Consultant.
 (61)
 *Robert F. Gunia (53)    Vice President    Chief Administrative Officer (since June 1999) of
                          and Trustee        Prudential Investments; Vice President (since
                                             September 1997) of The Prudential Insurance Company of
                                             America (Prudential); Executive Vice President and
                                             Treasurer (since December 1996) of Prudential
                                             Investments Fund Management LLC (PIFM); formerly
                                             Senior Vice President (March 1987-May 1999) of
                                             Prudential Securities Incorporated (Prudential
                                             Securities); and Chief Administrative Officer (July
                                             1990-September 1996), Director (January 1989-September
                                             1996), and Executive Vice President, Treasurer and
                                             Chief Financial Officer (June 1987-September 1996) of
                                             Prudential Mutual Fund Management, Inc.
 Douglas H. McCorkindale  Trustee           Vice Chairman (since March 1984) and President (since
 (60)                                        September 1997) of Gannett Co. Inc. (publishing and
                                             media), Director of Continental Airlines, Inc.,
                                             Gannett Co., Inc. and Frontier Corporation.
 Thomas T. Mooney (58)    Trustee           President of the Greater Rochester Metro Chamber of
                                             Commerce; former Rochester City Manager; Trustee of
                                             Center for Governmental Research, Inc.; Director of
                                             Blue Cross of Rochester, Executive Service Corps of
                                             Rochester, Monroe County Water Authority, Rochester
                                             Jobs, Inc., Monroe County Industrial Development
                                             Corporation and Northeast Midwest Institute.

Name and Address** (Age) Position                           Principal Occupations
------------------------ with Fund                         During Past Five Years
                         ---------                         ----------------------
Stephen P. Munn (57)     Trustee           Chairman (since January 1994), Director and President
                                            (since 1988) and Chief Executive Officer (1988-
                                            December 1993) of Carlisle Companies Incorporated
                                            (manufacturer of industrial products).
*David R. Odenath, Jr.   Trustee           Officer in Charge, President, Chief Executive Officer
(42)                                        and Chief Operating Officer (since June 1999), PIFM;
                                            Senior Vice President (since June 1999), Prudential;
                                            formerly Senior Vice President (August 1993-May 1999),
                                            PaineWebber Group, Inc.
Richard A. Redeker (56)  Trustee           Formerly President, Chief Executive Officer and
                                            Director (October 1993-September 1996), Prudential
                                            Mutual Fund Management, Inc., Executive Vice
                                            President, Director and Member of Operating Committee
                                            (October 1993-September 1996), Prudential Securities,
                                            Director (October 1993-September 1996) of Prudential
                                            Securities Group, Inc., Executive Vice President, The
                                            Prudential Investment Corporation (January 1994-
                                            September 1996), Director (January 1994-September
                                            1996), Prudential Mutual Fund Distributors, Inc. and
                                            Prudential Mutual Fund Services, Inc., and Senior
                                            Executive Vice President and Director of Kemper
                                            Financial Services, Inc. (September 1978-September
                                            1993).
Robin B. Smith (60)      Trustee           Chairman and Chief Executive Officer (since August
                                            1996), formerly President and Chief Executive Officer
                                            (January 1988-August 1996) and President and Chief
                                            Operating Officer (September 1981-December 1988) of
                                            Publishers Clearing House; Director of BellSouth
                                            Corporation, Texaco Inc., Spring Industries Inc. and
                                            Kmart Corporation.
*John R. Strangfeld, Jr. President and     Chief Executive Officer, Chairman, President and
(45)                     Trustee            Director (since January 1990) of The Prudential
                                            Investment Corporation, Executive Vice President
                                            (since February 1998), Prudential Global Asset
                                            Management Group of Prudential, and Chairman (since
                                            August 1989), Pricoa Capital Group; formerly various
                                            positions to Chief Executive Officer (November 1994-
                                            December 1998), Private Asset Management Group of
                                            Prudential and Senior Vice President (January 1986-
                                            August 1989), Prudential Capital Group, a unit of
                                            Prudential.
Louis A. Weil, III (58)  Trustee           Chairman (since January 1999), President and Chief
                                            Executive Officer (since January 1996) and Director
                                            (since September 1991) of Central Newspapers, Inc.;
                                            Chairman of the Board (since January 1996), Publisher
                                            and Chief Executive Officer (August 1991-December
                                            1995) of Phoenix Newspapers, Inc.; formerly, Publisher
                                            (May 1989-March 1991) of Time Magazine, President,
                                            Publisher and Chief Executive Officer (February 1986-
                                            August 1989) of The Detroit News and member of the
                                            Advisory Board, Chase Manhattan Bank-Westchester.
Clay T. Whitehead (61)   Trustee           President, National Exchange Inc. (new business
                                            development firm) (since May 1983).
Grace C. Torres (40)     Treasurer and     First Vice President (since December 1996) of PIFM;
                         Principal          First Vice President (since March 1993) of Prudential
                         Financial          Securities; formerly First Vice President (March 1994-
                         and Accounting     September 1996) of Prudential Mutual Fund Management,
                         Officer            Inc.

Stephen M. Ungerman (46) Assistant         Tax Director (since March 1996) of Prudential
                         Treasurer          Investments; formerly First Vice President (February
                                            1993-September 1996) of Prudential Mutual Fund
                                            Management, Inc.

                          Position                           Principal Occupations
Name and Address** (Age)  with Fund                         During Past Five Years
------------------------  ---------                         ----------------------
Marguerite E. H. Morri-   Secretary         Vice President and Associate General Counsel (since
son (43)                                     December 1996) of PIFM; Vice President and Associate
                                             General Counsel of Prudential Securities; formerly
                                             Vice President and Associate General Counsel (June
                                             1991-September 1996) of Prudential Mutual Fund
                                             Management, Inc.

----------
 * "Interested" Trustee, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, Prudential or PIFM.

** The address of the Trustees and officers is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.

  The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager. The Fund pays each of its Trustees who is not an affiliated person of the Manager or the investment adviser annual compensation of $4,000 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the boards of which the Trustee will be asked to serve.

  Trustees may receive their Trustee's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustee's fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

  The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended October 31, 1999 and the aggregate compensation paid to such Trustees for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.

                              Compensation Table

                                                     Total 1999 Compensation
                                         Aggregate     From Fund and Fund
                                        Compensation     Complex Paid to
Name and Position                        From Fund          Trustees
-----------------                       ------------ -----------------------
Edward D. Beach--Former Trustee++          $4,000       $142,500(43/70)*
Delayne D. Gold--Trustee                   $4,000       $144,500(43/70)*
Robert F. Gunia--Trustee+                   --          None
Douglas H. McCorkindale--Trustee**         $4,000       $ 80,000(24/49)*
Thomas T. Mooney--Trustee**                $4,000       $129,500(35/75)*
Stephen P. Munn--Trustee                   $4,000       $ 62,250(29/53)*
David R. Odenath, Jr.--Trustee+             --          None
Richard A. Redeker--Trustee                $3,000       $ 95,000(29/53)*
Robin B. Smith--Trustee**                  $4,000       $ 96,000(32/44)*
John R. Strangfeld, Jr.--President and
 Trustee+                                   --          None
Louis A. Weil, III--Trustee                $4,000       $ 96,000(29/53)*
Clay T. Whitehead--Trustee                 $4,000       $ 77,000(38/66)*

---------
* Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $97,916, $135,102 and $156,478 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

+ Interested Trustees do not receive compensation from the Fund or any fund in the Fund Complex.

++ Mr. Beach retired on December 31, 1999.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  Trustees of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. As of December 31, 1999, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund.

  As of December 31, 1999, beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were:

                                                               Number of Shares/
             Name                        Address         Class    % of Class
             ----                        -------         ----- -----------------
Boston Safe Deposit & Trust      1 Cabot Rd.                Z  4,774,097(54.9%)
as trustee for K-Mart 401(k)     AIM # 028-0035
                                 Medford, MA 02157

Prudential Defined Contribution  30 Scranton Office Park    Z     549,306(6.3%)
Services, FBO PruNon-Trust       Moosic, PA 18507
Accts, ATTN John Surdy

Prudential Trust Company         30 Scranton Office Park    Z  1,532,427(17.6%)
FBO Pru DC Trust Accts           Moosic, PA 18507
Attn John Surdy

  As of December 31, 1999, Prudential Securities was record holder of 18,164,588 Class A shares (or 48% of the outstanding Class A shares), 31,479,229 Class B shares (or 55% of the outstanding Class B shares), 1,065,515 Class C shares (or 55.6% of the outstanding Class C shares) and 409,462 Class Z shares (or 0.05% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Adviser

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $75.6 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of average daily net assets between $500 million and $1 billion, .475 of 1% of average daily net assets between $1 billion and $1.5 billion and .45 of 1% of average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

  In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to the investment adviser pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders,
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  For the fiscal years ended October 31, 1999, 1998 and 1997, PIFM received management fees of $10,287,851, $10,945,895 and $8,306,148, respectively.

  PIFM has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .30 of 1% of the Fund's average daily net assets up to $500 million, .238 of 1% of average daily net assets between $500 million and $1 billion, .214 of 1% of average daily net assets between $1 billion and $1.5 billion and .191 of 1% of average daily net assets in excess of $1.5 billion (representing approximately half of the compensation received from the Fund by PIFM).

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b) Principal Underwriter, Distributor and Rule 12b-1 Plans

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund.

  The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 2000 and voluntarily limited its distribution-related fees for the fiscal year ended October 31, 1999 to .25 of 1% of the average daily net assets of the Class A shares.

  For the fiscal year ended October 31, 1999, the Distributor received payments of $1,634,495 under the Class A Plan and spent approximately $1,584,339 in distributing the Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1999, the Distributor also received approximately $376,500 in initial sales charges.

  Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges.

  Class B Plan. For the fiscal year ended October 31, 1999, the Distributor received $12,006,633 from the Fund under the Class B Plan and spent approximately $5,443,700 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 0.1% ($7,400) was spent on printing and mailing of prospectuses to other than current shareholders; 24.6% ($1,334,000) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 75.3% ($4,102,300) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (57.5% or $3,129,800) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (17.8% or $972,500). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1999, the Distributor received approximately $2,448,000 in contingent deferred sales charges attributable to Class B shares.

  Class C Plan. For the fiscal year ended October 31, 1999, the Distributor received $369,808 under the Class C Plan and spent approximately $314,300 in distributing Class C shares. It is estimated that of the latter amount, approximately 4.4% ($13,700) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 95.6% ($300,600) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (85.0% or $267,200) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (10.6% or $33,400).

  The Distributor also receives initial sales charges and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1999, the Distributor received approximately $30,100 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended October 31, 1999, the Distributor also received approximately $54,600 in initial sales charges attributable to Class C shares.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD Maximum Sales Charge Rule

  Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) Other Service Providers

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Year 2000 Readiness Disclosure

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Although the Fund has not experienced any material problems with the services provided by the Manager, Distributor, Transfer Agent or Custodian as a result of the change from 1999 to 2000, there is a possibility that computer software systems in use might be impaired or unavailable because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

  Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

  The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

  In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

  When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

  The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

  When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  The table below sets forth information concerning the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three years ended October 31, 1999.

                                  Fiscal           Fiscal           Fiscal
                                Year Ended       Year Ended       Year Ended
                             October 31, 1999 October 31, 1998 October 31, 1997
                             ---------------- ---------------- ----------------
Total brokerage commissions
 paid by the Fund...........    $2,446,512       $2,042,389       $1,978,946
Total brokerage commissions
 paid to Prudential
 Securities.................    $   81,343       $  166,500       $  197,700
Percentage of total
 brokerage commissions paid
 to Prudential Securities...           4.6%             8.2%            10.0%

  The Fund effected approximately 4.6% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended October 31, 1999. Of the total brokerage commissions paid during that period, $82,014 (or 3.35%) were paid to firms which provide research, statistical or other services to PI. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at October 31, 1999. As of October 31, 1999, the Fund held equity securities of the following: Lehman Brothers Holdings, Inc., $113,913,506; PaineWebber Group, Inc., $53,435,475; Bear, Stearns & Co., Inc., $42,516,520 and Edwards (A.G.), Inc., $9,695,156. The Fund also held debt securities of the following: Bear, Stearns & Co. Inc., $3,839,000; Goldman, Sachs & Co., $2,992,000; Morgan (J.P.) Securities, Inc., $3,839,000 and Salomon Smith Barney Inc., $3,839,000.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

  The Fund is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of par value shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

  The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund beyond the amount of their investment in the Fund. The Declaration of Trust of the Fund provides that shareholders will not be subject to any personal liability for acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund will contain a provision to the effect that shareholders are not individually bound thereunder.

  Massachusetts counsel for the Fund have advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such provisions when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

  Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Trustees do not intend to authorize additional series at the present time.

  The Trustees have the power to alter the number and the terms of office of the Trustees and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

  Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential Equity Income Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Equity Income Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

Issuance of Fund Shares for Securities

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

Specimen Price Make-up

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the NAV at October 31, 1999, the maximum offering price of the Fund's shares is as follows:

Class A
Net asset value and redemption price per Class A share..................  $18.12
Maximum sales charge (5% of offering price).............................     .95
                                                                          ------
Maximum offering price to public........................................  $19.07
                                                                          ======
Class B
Net asset value, redemption price and offering price per Class B share*.  $18.06
                                                                          ======
Class C
Net asset value and redemption price per Class C share*.................  $18.06
Sales charge (1% of offering price).....................................     .18
                                                                          ------
Offering price to public................................................  $18.24
                                                                          ======
Class Z
Net asset value, redemption price and offering price per Class Z share..  $18.13
                                                                          ======

---------

*Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

Selecting a Purchase Alternative

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

  If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

  Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.




  Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

  .  officers of the Prudential Mutual Funds (including the Fund),

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

  . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

  .  members of the Board of Directors of Prudential,

  . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

  . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

  . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

  . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and

  . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g., mutual fund "supermarket programs").

  Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  .  an individual

  .  the individual's spouse, their children and their parents

  .  the individual's and spouse's Individual Retirement Account (IRA)

  . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

  . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

  . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

  . one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

  An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

  The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

  Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

  Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

Class Z Shares


  Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

  Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

  Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

  Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

  . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option,

  . current and former Director/Trustees of the Prudential Mutual Funds (including the Fund), or

  .  Prudential, with an investment of $10 million or more.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

  Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential Mutual Funds. However, the value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

  The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.

  Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

  Redemption in Kind. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  Involuntary Redemption. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through The Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

  Contingent Deferred Sales Charge

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      Contingent Deferred Sales
                                                       Charge as a Percentage
     Year Since Purchase                               of Dollars Invested or
         Payment Made                                    Redemption Proceeds
     -------------------                              -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.



  Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                     Required Documentation

Death                                  A copy of the shareholder's death
                                       certificate or, in the case of a
                                       trust, a copy of the grantor's death
                                       certificate, plus a copy of the trust
                                       agreement identifying the grantor.

Disability--An individual will be      A copy of the Social Security
considered disabled if he or she       Administration award letter or a
is unable to engage in any             letter from a physician on the
substantial gainful activity by        physician's letterhead stating that
reason of any medically                the shareholder (or, in the case of a
determinable physical or mental        trust, the grantor (a copy of the
impairment which can be expected       trust agreement identifying the
to result in death or to be of         grantor will be required as well)) is
long-continued and indefinite          permanently disabled. The letter must
duration.                              also indicate the date of disability.

Distribution from an IRA or 403(b)     A copy of the distribution form from
Custodial Account                      the custodial firm indicating (i) the
                                       date of birth of the shareholder and
                                       (ii) that the shareholder is over age
                                       59 1/2 and is taking a normal
                                       distribution--signed by the
                                       shareholder.

Distribution from Retirement Plan      A letter signed by the plan
                                       administrator/trustee indicating the
                                       reason for the distribution.

Excess Contributions                   A letter from the shareholder (for an
                                       IRA) or the plan administrator/trustee
                                       on company letterhead indicating the
                                       amount of the excess and whether or
                                       not taxes have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            Contingent Deferred Sales Charge
                                          as a Percentage of Dollars Invested
                                                 or Redemption Proceeds
                                         --------------------------------------
      Year Since Purchase
         Payment Made                    $500,001 to $1 million Over $1 million
      -------------------                ---------------------- ---------------
         First..........................          3.0%               2.0%
         Second.........................          2.0%               1.0%
         Third..........................          1.0%                 0%
         Fourth and thereafter..........            0%                 0%

  You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

Waiver of Contingent Deferred Sales Charge--Class C Shares

  Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

  Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

  The following money market funds participate in the Class A exchange privilege:

    Prudential California Municipal Fund
     (California Money Market Series)
    Prudential Government Securities Trust
     (Money Market Series)
     (U.S. Treasury Money Market Series)
    Prudential Municipal Series Fund
     (Connecticut Money Market Series)
     (Massachusetts Money Market Series)
     (New Jersey Money Market Series)
     (New York Money Market Series)
    Prudential MoneyMart Assets, Inc. (Class A shares)
    Prudential Tax-Free Money Fund, Inc.

  Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

  Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

       Period of
       Monthly Investments:                  $100,000 $150,000 $200,000 $250,000
       --------------------                  -------- -------- -------- --------
       25 Years.............................  $ 110    $ 165    $ 220    $ 275
       20 Years.............................    176      264      352      440
       15 Years.............................    296      444      592      740
       10 Years.............................    555      833    1,110    1,388
       5 Years..............................  1,371    2,057    2,742    3,428

          See "Automatic Investment Plan."
---------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

  /2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

  Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

  A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

  The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

  Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

  Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          Tax-Deferred Compounding/1/

        Contributions                     Personal
        Made Over:                        Savings                                        IRA
        -------------                     --------                                     --------
        10 years                          $ 26,165                                     $ 31,291
        15 years                            44,675                                       58,649
        20 years                            68,109                                       98,846
        25 years                            97,780                                      157,909
        30 years                           135,346                                      244,692

---------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Trustees.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees) does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

  Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

  In addition, the Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

  Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

  Special rules apply to most options on stock indexes, futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss.

  Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

  Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

  Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

  Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Dividends and distributions may be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect in any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing through" to its shareholders any foreign income taxes paid.

  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

  Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Average annual total return is computed according to the following formula:

                               P(1 + T) n = ERV

Where:    P  =  hypothetical initial payment of $1000.
          T  =  average annual total return.
          n  =  number of years.
        ERV  =  ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes for the periods ended October 31, 1999.

                                         1       5     10      Since
                                        Year   Years  Years  Inception
                                        ----   -----  -----  ---------
      Class A.......................... (.22)% 13.23%   N/A    12.78%  (1-22-90)
      Class B.......................... (.75)  13.43  11.98%   11.22   (1-22-87)
      Class C.......................... 2.20   13.32    N/A    12.75    (8-1-94)
      Class Z.......................... 5.28     N/A    N/A    13.72    (3-1-96)

  Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV--P
                                       P

Where:    P  =  a hypothetical initial payment of $1000.
        ERV  =  ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods
                at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  Below are the aggregate total returns for the Fund's share classes for the periods ended October 31, 1999.

                                         1      5      10      Since
                                        Year  Years  Years   Inception
                                        ----  -----  ------  ---------
      Class A.......................... 5.03% 95.94%    N/A   240.09%  (1-22-90)
      Class B.......................... 4.25  88.79  209.95%  288.92   (1-22-87)
      Class C.......................... 4.25  88.79     N/A    89.64    (8-1-94)
      Class Z.......................... 5.28    N/A     N/A    60.19    (3-1-96)

  Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                YIELD = 2[(a - b +1)/6/-1]
                                           -----
                                            cd

  Where:  a    =  dividends and interest earned during the period.
          b    =  expenses accrued for the period (net of reimbursements).
                  the average daily number of shares outstanding during the period that were entitled to receive
          c    =  dividends.
          d    =  the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

  The Fund's 30-day yields for the 30 days ended October 31, 1999 were 1.82%, 1.18%, 1.18% and 2.16% for the Class A, Class B, Class C and Class Z shares, respectively.

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/






                                  [BAR CHART]

           Performance Comparison of Different Types of Investments
                   Over the Long Term (12/31/25 - 12/31/99)

                        Common Stocks           11.4%
                        Long-Term Gov't. Bonds   5.1%
                        Inflation                3.1%


  /1/ Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as of October 31, 1999    PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

Shares            Description                      Value (Note 1)
-----------------------------------------------------------------
LONG-TERM INVESTMENTS--99.6%
COMMON STOCKS--94.4%
-----------------------------------------------------------------
Airlines--3.7%
      956,300   AMR Corp.(a)(b)                    $   60,725,050
      224,100   US Airways Group, Inc.(a)               6,274,800
                                                   --------------
                                                       66,999,850
-----------------------------------------------------------------
Aluminum--10.1%
    1,895,900   Alcoa Inc.(b)                         115,175,925
    1,076,384   Reynolds Metals Co.                    65,053,958
                                                   --------------
                                                      180,229,883
-----------------------------------------------------------------
Apparel--0.7%
      688,200   Kellwood Co.                           12,172,538
-----------------------------------------------------------------
Automobiles & Trucks--3.9%
      445,218   Delphi Automotive Systems Corp.         7,318,271
      335,800   Ford Motor Co.(b)                      18,427,025
      637,000   General Motors Corp.                   44,749,250
                                                   --------------
                                                       70,494,546
-----------------------------------------------------------------
Building & Construction--1.6%
      680,600   Kaufman & Broad Home Corp.             13,654,538
      725,100   Ryland Group, Inc.                     14,955,187
                                                   --------------
                                                       28,609,725
-----------------------------------------------------------------
Chemicals--6.1%
      735,700   Dow Chemical Co.(b)                    86,996,525
      487,200   Lyondell Chemical Co.                   5,907,300
      848,028   Millennium Chemicals, Inc.             15,688,518
                                                   --------------
                                                      108,592,343
-----------------------------------------------------------------
Diversfied Consumer Products--0.8%
      217,000   Eastman Kodak Co.                      14,959,437
-----------------------------------------------------------------
Diversified Operations--0.6%
      819,700   Tomkins PLC, ADR (United
                  Kingdom)(b)                          11,475,800

Shares            Description                      Value (Note 1)
-----------------------------------------------------------------
Electrical Equipment--0.9%
      596,000   Esterline Technologies Corp.(a)    $    8,195,000
      360,800   Newport Corp.(b)                        7,035,600
                                                   --------------
                                                       15,230,600
-----------------------------------------------------------------
Energy Systems--2.8%
    2,819,500   McDermott International, Inc.          51,103,437
-----------------------------------------------------------------
Financial Services--12.8%
      997,455   Bear Stearns Cos., Inc.                42,516,520
      322,500   Edwards (A.G.), Inc.                    9,695,156
    1,434,300   Hanvit Bank, GDR (South Korea)(a)      10,757,250
    1,545,900   Lehman Brothers Holdings, Inc.        113,913,506
    1,311,300   PaineWebber Group, Inc.                53,435,475
                                                   --------------
                                                      230,317,907
-----------------------------------------------------------------
Forest & Paper--3.8%
      778,800   Georgia-Pacific Corp.(b)               30,908,625
    1,283,400   Louisiana-Pacific Corp.                16,283,138
      204,700   Potlatch Corp.                          8,635,781
      198,000   Weyerhaeuser Co.(b)                    11,818,125
                                                   --------------
                                                       67,645,669
-----------------------------------------------------------------
Gas Pipelines--0.6%
      942,360   TransCanada Pipelines Ltd.(b)          11,367,218
-----------------------------------------------------------------
Health Care Services--3.4%
    1,017,300   Columbia/HCA Healthcare Corp.          24,542,362
    1,148,100   Humana Inc.(a)                          7,893,188
       53,542   LifePoint Hospitals, Inc.(a)              632,465
    1,980,000   PhyCor, Inc.(a)                         4,950,000
    1,125,300   Tenet Healthcare Corp.(a)              21,873,019
       53,542   Triad Hospitals, Inc.(a)                  522,034
                                                   --------------
                                                       60,413,068
-----------------------------------------------------------------
Insurance--2.0%
      200,700   Marsh & McLennan Cos., Inc.            15,867,844

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-43

Portfolio of Investments as of October 31, 1999    PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

Shares            Description                      Value (Note 1)
-----------------------------------------------------------------
Insurance (cont'd.)
      779,000   Ohio Casualty Corp.(b)             $   12,999,562
      353,200   Selective Insurance Group, Inc.         6,600,425
                                                   --------------
                                                       35,467,831
-----------------------------------------------------------------
Machinery--2.4%
       14,600   Cascade Corp.                             133,225
      167,600   Commercial Intertech Corp.              2,126,425
    1,100,100   Flowserve Corp.                        18,564,187
      200,000   Graco, Inc.                             6,700,000
      150,000   Regal-Beloit Corp.                      3,262,500
      600,000   United Dominion Industries, Ltd.
                  (Canada)                             12,712,500
                                                   --------------
                                                       43,498,837
-----------------------------------------------------------------
Mining
       67,658   Ashanti Goldfields Co. Ltd., GDR
                  (Africa)                                321,376
-----------------------------------------------------------------
Miscellaneous Industrial--4.2%
    1,967,200   Hanson PLC, ADR (United Kingdom)       76,106,050
-----------------------------------------------------------------
Oil & Gas Exploration/Production--6.2%
      703,200   Noble Affiliates, Inc.                 17,799,750
      990,000   Occidental Petroleum Corp.             22,584,375
    1,157,400   Pennzoil-Quaker State Co.              13,671,787
    2,468,327   Pioneer Natural Resources Co.(b)       23,140,566
      481,200   Stillwater Mining Co.(a)                9,684,150
      371,377   Total Fina SA, ADR (France)            24,766,199
                                                   --------------
                                                      111,646,827
-----------------------------------------------------------------
Paper & Packaging--1.1%
      752,300   Gibson Greetings, Inc.                  3,667,463
    1,332,100   Longview Fibre Co.                     15,152,637
                                                   --------------
                                                       18,820,100
-----------------------------------------------------------------
Real Estate Investment Trust--12.1%
      584,100   Capital Automotive REIT                 7,447,275
    2,607,800   Crescent Real Estate Equities,
                  Inc.                                 43,517,662
    1,142,900   Crown American Realty Trust             7,000,263
      553,826   Equity Office Properties Trust         12,253,400

Shares            Description                      Value (Note 1)
-----------------------------------------------------------------
    1,589,000   Equity Residential Properties
                  Trust                            $   66,440,062
      538,500   Gables Residential Trust               13,024,969
      525,000   Glimcher Realty Trust                   7,776,563
      406,200   Manufactured Home Communities, Inc.     9,469,537
      164,900   TriNet Corporate Realty Trust, Inc.     3,803,006
    1,243,300   Vornado Realty Trust                   39,397,069
      351,400   Walden Residential Properties, Inc.     7,533,138
                                                   --------------
                                                      217,662,944
-----------------------------------------------------------------
Retail--4.8%
      801,093   Limited, Inc. (The)                    32,944,950
      145,900   Dillard's, Inc.                         2,753,863
    1,726,500   Heilig-Meyers Co.                       7,553,437
    2,462,520   Nabisco Group Holdings Corp.           31,551,037
      481,400   Penney (J.C.) Co., Inc.(b)             12,215,525
                                                   --------------
                                                       87,018,812
-----------------------------------------------------------------
Steel--3.5%
      938,900   AK Steel Holding Corp.                 16,254,706
    1,188,000   Bethlehem Steel Corp.                   8,241,750
    1,497,400   USX Corp.-U.S. Steel Group             38,277,288
                                                   --------------
                                                       62,773,744
-----------------------------------------------------------------
Telecommunication Services--1.6%
      354,700   Telecomunicacoes Brasileras SA,
                  ADR (Brazil)                             11,084
      327,200   Telefonos de Mexico, SA,
                  ADR (Mexico)(b)                      27,975,600
                                                   --------------
                                                       27,986,684
-----------------------------------------------------------------
Tobacco--2.3%
      925,600   Philip Morris Companies, Inc.          23,313,550
      820,840   R.J. Reynolds Tobacco Holdings,
                  Inc.                                 17,801,967
                                                   --------------
                                                       41,115,517
-----------------------------------------------------------------
Tools--0.6%
      354,800   Snap-on Inc.                           10,777,050
-----------------------------------------------------------------
Trucking & Shipping--0.6%
      584,600   Yellow Corp.(a)                         9,938,200

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-44

Portfolio of Investments as of October 31, 1999    PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------

Shares            Description                      Value (Note 1)
-----------------------------------------------------------------
Waste Management--0.3%
      311,317   Waste Management, Inc.             $    5,720,450
-----------------------------------------------------------------
Wood Processing--0.9%
      392,700   Rayonier Inc.                          16,100,700
                Total common stocks
                    (cost $1,529,759,689)           1,694,567,143
                                                   --------------
-----------------------------------------------------------------
PREFERRED STOCKS--4.6%

-----------------------------------------------------------------
Manufacturing--0.1%
      262,500   Worthington Industries Inc.
                  Conv. 7.25%                           1,640,625
-----------------------------------------------------------------
Mining--0.1%
       34,500   Hecla Mining Co.,
                  Conv. 7.00%, Ser. B                   1,138,500
-----------------------------------------------------------------
Retail--1.5%
      608,500   K-Mart Financing I,
                  Conv. 7.75%                          27,344,469
-----------------------------------------------------------------
Steel--0.7%
      248,300   Bethlehem Steel Corp.,
                  Conv. $3.50                           7,449,000
      118,900   USX-Capital Trust I
                  Conv., 6.75%                          4,778,294
                                                   --------------
                                                       12,227,294
-----------------------------------------------------------------
Telecommunication Services--1.5%
      354,700   Telebras SA, ADR (Brazil)(b)           27,622,262
-----------------------------------------------------------------
Transportation-Road & Rail--0.7%
      241,500   Union Pacific Capital Trust            11,773,125
                                                   --------------
                Total preferred stocks
                    (cost $105,418,275)                81,746,275
                                                   --------------


Moody's        Principal
Rating         Amount
(Unaudited)    (000)      Description                Value (Note 1)
--------------------------------------------------------------------
CONVERTIBLE BONDS--0.6%
--------------------------------------------------------------------
Real Estate Investment Trust--0.2%
B3            $  3,761   Malan Realty Investors,
                           Inc.,
                           Conv. 9.50%, 7/15/04,
                           Sub. Deb.                  $    3,403,705
--------------------------------------------------------------------
Retail--0.4%
B2               7,921   Charming Shoppes Inc.
                           Conv. 7.50%, 7/15/06            7,287,320
                                                      --------------
                         Total convertible bonds
                           (cost $11,819,331)             10,691,025
                                                      --------------
                         Total long-term investments
                           (cost $1,646,997,295)       1,787,004,443
                                                      --------------
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.0%
--------------------------------------------------------------------
Commercial Paper--4.1%
                         Bombardier Capital Inc.
                 7,000   5.55%, 11/15/99(c)                6,982,733
                11,000   5.60%, 11/12/99(c)               10,977,756
                11,000   Burlington Resources, Inc.
                           5.50%, 11/01/99(c)             10,994,958
                10,000   Coastal Corp.
                           5.58%, 11/17/99(c)              9,972,100
                17,000   Raytheon Corp.
                           5.50%, 11/12/99(c)             16,965,219
                18,000   Rohm & Hass Co.
                           5.50%, 11/01/99(c)             17,991,750
                                                      --------------
                         Total commercial paper
                           (cost $73,884,516)             73,884,516
                                                      --------------
--------------------------------------------------------------------
Loan Participation--0.6%
                11,000   Tyson Foods, Inc.
                           5.47%, 11/01/99(c)
                           (cost $11,000,000)             11,000,000
--------------------------------------------------------------------
Time Deposit--1.5%
                27,660   First Union National Bank
                           5.28%, 11/01/99(c)
                           (cost $27,660,000)             27,660,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-45

PRUDENTIAL EQUITY INCOME FUND
Portfolio of Investments as of October 31, 1999
-----------------------------------------------------------------

Principal
Amount
(000)          Description                         Value (Note 1)
-----------------------------------------------------------------
Repurchase Agreement--0.8%
      $14,509   Joint Repurchase Agreement
                  Account,
                  5.21%, 11/1/99
                  (cost $14,509,000; Note 5)       $   14,509,000
                                                   --------------
                Total short-term investments
                  (cost $127,053,516)                 127,053,516
                                                   --------------
-----------------------------------------------------------------
Total Investments--106.6%
                (cost $1,774,050,811; Note 4)       1,914,057,959
                Liabilities in excess of other
                  assets--(6.6%)                     (118,029,657)
                                                   --------------
                Net Assets--100%                   $1,796,028,302
                                                   ==============

---------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
PLC--Public Limited Company.
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation).
The Fund's current Statement of Additional Information contains a description of Moody's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

Statement of Assets and Liabilities                PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

Assets                                                                                                          October 31, 1999
Investments, at value (cost $1,774,050,811)...............................................................       $1,914,057,959
Cash......................................................................................................               26,811
Dividends and interest receivable.........................................................................            2,563,303
Receivable for Fund shares sold...........................................................................            1,081,423
Receivable for investments sold...........................................................................              939,039
Receivable for securities lending.........................................................................               68,473
Prepaid expenses..........................................................................................               43,800
                                                                                                                ----------------
   Total assets...........................................................................................        1,918,780,808
                                                                                                                ----------------
Liabilities
Payable to broker for collateral for securities on loan...................................................          112,051,950
Payable for Fund shares reacquired........................................................................            5,537,601
Payable for investments purchased.........................................................................            2,877,737
Distribution fee payable..................................................................................            1,008,480
Management fee payable....................................................................................              775,016
Securities lending rebate payable.........................................................................              438,533
Accrued expenses..........................................................................................               36,290
Foreign withholding tax payable...........................................................................               26,899
                                                                                                                ----------------
   Total liabilities......................................................................................          122,752,506
                                                                                                                ----------------
Net Assets................................................................................................       $1,796,028,302
                                                                                                                ================

Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $      993,191
   Paid-in capital in excess of par.......................................................................        1,446,540,382
                                                                                                                ----------------
                                                                                                                  1,447,533,573
   Accumulated net realized gains.........................................................................          208,488,456
   Net unrealized appreciation on investments and foreign currencies......................................          140,006,273
                                                                                                                ----------------
Net assets, October 31, 1999..............................................................................       $1,796,028,302
                                                                                                                ================

Class A:
   Net asset value and redemption price per share
      ($619,468,527 / 34,191,040 shares of beneficial interest issued and outstanding)....................               $18.12
   Maximum sales charge (5% of offering price)............................................................                  .95
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $19.07
                                                                                                                ================

Class B:
   Net asset value, offering price and redemption price per share
      ($1,006,346,032 / 55,733,634 shares of beneficial interest issued and outstanding)..................               $18.06
                                                                                                                ================
Class C:
   Net asset value and redemption price per share
      ($33,684,824 / 1,865,572 shares of beneficial interest issued and outstanding)......................               $18.06
   Sales charge (1% of offering price)....................................................................                  .18
                                                                                                                ----------------
   Offering price to public...............................................................................               $18.24
                                                                                                                ================

Class Z:
   Net asset value, offering price and redemption price per share
      ($136,528,919 / 7,528,822 shares of beneficial interest issued and outstanding).....................               $18.13
                                                                                                                ================

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

PRUDENTIAL EQUITY INCOME FUND
Statement of Operations
--------------------------------------

                                                    Year Ended
Net Investment Income                            October 31, 1999
Income
   Dividends (net of foreign withholding taxes
      of $1,072,938)..........................    $   53,601,878
   Interest...................................         1,944,518
   Income from securities loaned, net.........           411,204
                                                 ----------------
      Total income............................        55,957,600
                                                 ----------------
Expenses
   Management fee.............................        10,287,851
   Distribution fee--Class A..................         1,634,495
   Distribution fee--Class B..................        12,006,633
   Distribution fee--Class C..................           369,808
   Transfer agent's fees and expenses.........         4,684,000
   Reports to shareholders....................           340,000
   Custodian's fees and expenses..............           181,000
   Registration fees..........................           145,000
   Trustees' fees and expenses................            36,000
   Insurance..................................            35,000
   Legal fees and expenses....................            26,000
   Audit fee and expenses.....................            25,000
   Miscellaneous..............................            10,464
                                                 ----------------
      Total expenses..........................        29,781,251
                                                 ----------------
Net investment income.........................        26,176,349
                                                 ----------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions....................       218,035,153
   Foreign currency transactions..............        (1,529,033)
                                                 ----------------
                                                     216,506,120
                                                 ----------------
Net change in unrealized appreciation
   (depreciation) of:
   Investments................................      (142,077,401)
   Foreign currencies.........................             2,065
                                                 ----------------
                                                    (142,075,336)
                                                 ----------------
Net gain on investments and foreign
   currencies.................................        74,430,784
                                                 ----------------
Net Increase in Net Assets
Resulting from Operations.....................    $  100,607,133
                                                 ================

PRUDENTIAL EQUITY INCOME FUND
Statement of Changes in Net Assets
--------------------------------------

Increase (Decrease)                   Year Ended October 31,
                                  -------------------------------
in Net Assets                          1999             1998
Operations
   Net investment income........  $   26,176,349   $   37,410,326
   Net realized gain on
      investments and foreign
      currency transactions.....     216,506,120      138,053,262
   Net change in unrealized
      depreciation of
      investments and foreign
      currencies................    (142,075,336)    (224,412,031)
                                  --------------   --------------
   Net increase (decrease) in
      net assets resulting from
      operations................     100,607,133      (48,948,443)
                                  --------------   --------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A...................     (11,212,454)     (14,084,914)
      Class B...................     (11,757,902)     (19,144,502)
      Class C...................        (360,445)        (438,559)
      Class Z...................      (2,845,548)      (2,479,859)
                                  --------------   --------------
                                     (26,176,349)     (36,147,834)
                                  --------------   --------------
   Dividends in excess of net
      investment income
      Class A...................      (1,032,878)              --
      Class B...................      (1,796,239)              --
      Class C...................         (55,705)              --
      Class Z...................        (189,062)              --
                                  --------------   --------------
                                      (3,073,884)              --
                                  --------------   --------------
   Distributions from net realized gains
      Class A...................     (36,735,180)     (54,361,373)
      Class B...................     (73,406,073)    (114,880,805)
      Class C...................      (2,177,750)      (1,798,135)
      Class Z...................      (7,944,744)      (8,584,415)
                                  --------------   --------------
                                    (120,263,747)    (179,624,728)
                                  --------------   --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold....     495,723,387    1,012,745,142
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............     138,241,458      198,544,772
   Cost of shares reacquired....    (908,444,366)    (740,383,287)
                                  --------------   --------------
   Net increase (decrease) in
      net assets from Fund share
      transactions..............    (274,479,521)     470,906,627
                                  --------------   --------------
Total increase (decrease).......    (323,386,368)     206,185,622
Net Assets
Beginning of year...............   2,119,414,670    1,913,229,048
                                  --------------   --------------
End of year(a)..................  $1,796,028,302   $2,119,414,670
                                  ==============   ==============
(a)Includes undistributed net
   investment income of.........  $           --   $      500,009
                                  --------------   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
Prudential Equity Income Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments in securities traded on a national securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value, are valued in accordance with procedures adopted by the Fund's Board of Trustees.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

Net realized losses on foreign currency transactions of $1,529,033 represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of distributions from Real Estate Investment Trusts.

Securities Lending: The Fund may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended October 31, 1999, PSI has been compensated approximately $115,300 for these services.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized gains on investments by $22,418,100, increase undistributed net investment loss by $2,573,875 and increase paid-in capital by $19,844,225 for realized foreign currency losses and for redemptions utilized as distibutions for federal income tax purposes. Net investment income, net realized gains and net assets were not affected by these changes.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares for the year ended October 31, 1999, respectively.

PIMS has advised the Fund that it has received approximately $376,500 and $54,600 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 1999, it received approximately $2,448,000 and $30,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

As of March 11, 1999, the Fund along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended October 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1999, the Fund incurred fees of approximately $4,328,000 for the services of PMFS. As of October 31, 1999, approximately $357,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended October 31, 1999, PSI, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $81,300 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1999 were $340,763,609 and $710,716,241, respectively.

The cost basis of investments for federal income tax purposes at October 31, 1999 was $1,662,502,374 and, accordingly, net unrealized appreciation for federal income tax purposes was $139,011,069 (gross unrealized appreciation--$421,699,859; gross unrealized depreciation--$282,688,790).

As of October 31, 1999, the Fund had securities on loan with an aggregate market value of $108,364,179. The Fund received $112,051,950 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1999, the Fund had a 1.5% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $14,509,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.23%, in the principal amount of $250,000,000, repurchase price $250,108,958, due 11/1/99. The value of the collateral including accrued interest was $255,352,721.

Goldman, Sachs & Co., 5.18%, in the principal amount of $194,830,000, repurchase price $194,914,102, due 11/1/99. The value of the collateral including accrued interest was $198,727,175.

Morgan (J.P.) Securities, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,000,115.

Salomon Smith Barney Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,452,608.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.
--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended October 31, 1999:
Shares sold......................    16,694,821    $ 317,280,599
Shares issued in reinvestment of
  dividends and distributions....     2,467,403       44,364,034
Shares reacquired................   (22,063,847)    (415,812,468)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (2,901,623)     (54,167,835)
Shares issued upon conversion
  from Class B...................     2,822,586       53,289,360
                                    -----------    -------------
Net decrease in shares
  outstanding....................       (79,037)   $    (878,475)
                                    ===========    =============
Year ended October 31, 1998:
Shares sold......................    18,187,422    $ 372,808,932
Shares issued in reinvestment of
  dividends and distributions....     3,225,575       63,494,283
Shares reacquired................   (16,281,521)    (328,591,719)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     5,131,476      107,711,496
Shares issued upon conversion
  and/or exchanged from Class
  B..............................     1,987,257       39,239,381
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,118,733    $ 146,950,877
                                    ===========    =============
Class B
---------------------------------
Year ended October 31, 1999:
Shares sold......................     5,716,752    $ 108,733,754
Shares issued in reinvestment of
  dividends and distributions....     4,509,403       80,447,105
Shares reacquired................   (21,658,431)    (404,250,026)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................   (11,432,276)    (215,069,167)
Shares reacquired upon conversion
  into Class A...................    (2,833,175)     (53,289,360)
                                    -----------    -------------
Net decrease in shares
  outstanding....................   (14,265,451)   $(268,358,527)
                                    ===========    =============
Year ended October 31, 1998:
Shares sold......................    21,354,121    $ 438,253,055
Shares issued in reinvestment of
  dividends and distributions....     6,214,814      121,857,308
Shares reacquired................   (15,295,489)    (302,422,093)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................    12,273,446      257,688,270
Shares reacquired upon conversion
  into Class A...................    (1,995,029)     (39,239,381)
                                    -----------    -------------
Net increase in shares
  outstanding....................    10,278,417    $ 218,448,889
                                    ===========    =============

Class C                               Shares          Amount
---------------------------------   -----------    -------------
Year ended October 31, 1999:
Shares sold......................       736,586    $  14,065,037
Shares issued in reinvestment of
  dividends and distributions....       139,408        2,487,645
Shares reacquired................    (1,055,951)     (19,790,850)
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (179,957)   $  (3,238,168)
                                    ===========    =============
Year ended October 31, 1998:
Shares sold......................     1,490,743    $  30,682,873
Shares issued in reinvestment of
  dividends and distributions....       109,439        2,144,607
Shares reacquired................      (410,298)      (8,131,504)
                                    -----------    -------------
Net increase in shares
  outstanding....................     1,189,884    $  24,695,976
                                    ===========    =============
Class Z
---------------------------------
Year ended October 31, 1999:
Shares sold......................     2,860,602    $  55,643,997
Shares issued in reinvestment of
  dividends and distributions....       607,453       10,942,674
Shares reacquired................    (3,605,044)     (68,591,022)
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (136,989)   $  (2,004,351)
                                    ===========    =============
Year ended October 31, 1998:
Shares sold......................     8,469,492    $ 171,000,282
Shares issued in reinvestment of
  dividends and distributions....       563,480       11,048,574
Shares reacquired................    (4,936,214)    (101,237,971)
                                    -----------    -------------
Net increase in shares
  outstanding....................     4,096,758    $  80,810,885
                                    ===========    =============

------------------------------------------------------------
Note 7. Dividends

On December 1, 1999 the Board of Trustees of the Fund declared the following dividends per share, payable on December 3, 1999 to shareholders of record on December 2, 1999.

                                     Class      Class B     Class
                                       A         and C        Z
                                   ---------   ---------   -------
Ordinary Income..................   $  0.09     $ 0.055    $0.1025
Short-Term Capital Gains.........     0.025       0.025      0.025
Long-Term Capital Gains..........      2.15        2.15       2.15

--------------------------------------------------------------------------------

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                       Class A
                                                             ------------------------------------------------------------
                                                                                Year Ended October 31,
                                                             ------------------------------------------------------------
                                                               1999         1998         1997         1996         1995
                                                             --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................   $  18.63     $  21.00     $  15.43     $  14.40     $  14.03
                                                             --------     --------     --------     --------     --------
Income from investment operations
Net investment income.....................................        .33          .45          .45          .47          .48
Net realized and unrealized gain (loss) on investment
   transactions...........................................        .58         (.49)        6.29         1.75          .95
                                                             --------     --------     --------     --------     --------
   Total from investment operations.......................        .91         (.04)        6.74         2.22         1.43
                                                             --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income......................       (.33)        (.44)        (.43)        (.49)        (.54)
Dividends in excess of net investment income..............       (.03)          --           --           --           --
Distributions from net realized gains.....................      (1.06)       (1.89)        (.74)        (.70)        (.52)
                                                             --------     --------     --------     --------     --------
   Total distributions....................................      (1.42)       (2.33)       (1.17)       (1.19)       (1.06)
                                                             --------     --------     --------     --------     --------
Net asset value, end of year..............................   $  18.12     $  18.63     $  21.00     $  15.43     $  14.40
                                                             ========     ========     ========     ========     ========
TOTAL RETURN(a):..........................................       5.03%        (.65)%      45.68%       15.97%       11.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................   $619,469     $638,547     $570,146     $341,717     $276,990
Average net assets (000)..................................   $653,798     $655,776     $454,892     $310,335     $236,688
Ratios to average net assets:
   Expenses, including distribution fees..................       1.02%         .91%         .94%         .98%        1.03%
   Expenses, excluding distribution fees..................        .77%         .66%         .69%         .73%         .78%
   Net investment income..................................       1.71%        2.19%        2.32%        3.26%        3.36%
For Class A, B, C and Z shares:
Portfolio turnover rate...................................         17%          22%          36%          36%          74%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-53

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                           Class B
                                                             --------------------------------------------------------------------
                                                                                    Year Ended October 31,
                                                             --------------------------------------------------------------------
                                                                1999           1998           1997           1996          1995
                                                             ----------     ----------     ----------     ----------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................   $    18.57     $    20.93     $    15.39     $    14.36     $  14.00
                                                             ----------     ----------     ----------     ----------     --------
Income from investment operations
Net investment income.....................................          .19            .29            .29            .39          .37
Net realized and unrealized gain (loss) on investment
   transactions...........................................          .58           (.48)          6.29           1.71          .95
                                                             ----------     ----------     ----------     ----------     --------
   Total from investment operations.......................          .77           (.19)          6.58           2.10         1.32
                                                             ----------     ----------     ----------     ----------     --------
Less distributions
Dividends from net investment income......................         (.19)          (.28)          (.30)          (.37)        (.44)
Dividends in excess of net investment income..............         (.03)            --             --             --           --
Distributions from net realized gains.....................        (1.06)         (1.89)          (.74)          (.70)        (.52)
                                                             ----------     ----------     ----------     ----------     --------
   Total distributions....................................        (1.28)         (2.17)         (1.04)         (1.07)        (.96)
                                                             ----------     ----------     ----------     ----------     --------
Net asset value, end of year..............................   $    18.06     $    18.57     $    20.93     $    15.39     $  14.36
                                                             ==========     ==========     ==========     ==========     ========
TOTAL RETURN(a):..........................................         4.25%         (1.35)%        44.60%         15.12%       10.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................   $1,006,346     $1,299,962     $1,250,216     $  929,948     $906,793
Average net assets (000)..................................   $1,200,663     $1,391,826     $1,072,118     $  951,220     $911,856
Ratios to average net assets:
   Expenses, including distribution fees..................         1.77%          1.66%          1.69%          1.73%        1.78%
   Expenses, excluding distribution fees..................          .77%           .66%           .69%           .73%         .78%
   Net investment income..................................          .98%          1.44%          1.60%          2.51%        2.66%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-54

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                    Class C
                                                             -----------------------------------------------------
                                                                            Year Ended October 31,
                                                             -----------------------------------------------------
                                                              1999        1998        1997        1996       1995
                                                             -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................   $ 18.57     $ 20.93     $ 15.39     $14.36     $14.00
                                                             -------     -------     -------     ------     ------
Income from investment operations
Net investment income.....................................       .19         .30         .37        .38        .40
Net realized and unrealized gain (loss) on investment
   transactions...........................................       .58        (.49)       6.21       1.72        .92
                                                             -------     -------     -------     ------     ------
   Total from investment operations.......................       .77        (.19)       6.58       2.10       1.32
                                                             -------     -------     -------     ------     ------
Less distributions
Dividends from net investment income......................      (.19)       (.28)       (.30)      (.37)      (.44)
Dividends in excess of net investment income..............      (.03)         --          --         --         --
Distributions from net realized gains.....................     (1.06)      (1.89)       (.74)      (.70)      (.52)
                                                             -------     -------     -------     ------     ------
   Total distributions....................................     (1.28)      (2.17)      (1.04)     (1.07)      (.96)
                                                             -------     -------     -------     ------     ------
Net asset value, end of year..............................   $ 18.06     $ 18.57     $ 20.93     $15.39     $14.36
                                                             =======     =======     =======     ======     ======
TOTAL RETURN(a):..........................................      4.25%      (1.35)%     44.60%     15.12%     10.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................   $33,685     $37,988     $17,911     $8,511     $4,586
Average net assets (000)..................................   $36,981     $31,345     $11,432     $6,730     $3,132
Ratios to average net assets:
   Expenses, including distribution fees..................      1.77%       1.66%       1.69%      1.73%      1.78%
   Expenses, excluding distribution fees..................       .77%        .66%        .69%       .73%       .78%
   Net investment income..................................       .98%       1.47%       1.53%      2.51%      2.57%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-55

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                  Class Z
                                                             -------------------------------------------------
                                                                                                    March 1,
                                                                                                     1996(c)
                                                                  Year Ended October 31,             Through
                                                             ---------------------------------     October 31,
                                                               1999         1998        1997          1996
                                                             --------     --------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................   $  18.64     $  21.00     $ 15.42       $ 15.13
                                                             --------     --------     -------     -----------
Income from investment operations
Net investment income.....................................        .38          .52         .36           .38
Net realized and unrealized gain (loss) on investment
   transactions...........................................        .58         (.51)       6.43           .30
                                                             --------     --------     -------     -----------
   Total from investment operations.......................        .96          .01        6.79           .68
                                                             --------     --------     -------     -----------
Less distributions
Dividends from net investment income......................       (.38)        (.48)       (.47)         (.39)
Dividends in excess of net investment income..............       (.03)          --          --            --
Distributions from net realized gains.....................      (1.06)       (1.89)       (.74)           --
                                                             --------     --------     -------     -----------
   Total distributions....................................      (1.47)       (2.37)      (1.21)         (.39)
                                                             --------     --------     -------     -----------
Net asset value, end of period............................   $  18.13     $  18.64     $ 21.00       $ 15.42
                                                             ========     ========     =======     ===========
TOTAL RETURN(a):..........................................       5.28%        (.40)%     46.12%         4.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................   $136,529     $142,918     $74,956       $44,509
Average net assets (000)..................................   $144,747     $103,474     $57,369       $24,641
Ratios to average net assets:
   Expenses, including distribution fees..................        .77%         .66%        .69%          .73%(b)
   Expenses, excluding distribution fees..................        .77%         .66%        .69%          .73%(b)
   Net investment income..................................       1.97%        2.49%       2.58%         3.51%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-56

Report of Independent Accountants                  PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Prudential Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Income Fund (the 'Fund') at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 5, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 28, 1999
--------------------------------------------------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

Bond Ratings

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Short-Term Debt Ratings

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obliqations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  . Leading market positions in well-established industries.

  . High rates of return on funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

Debt Ratings

  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB, B, CCC and CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Commercial Paper Ratings

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

Long-Term Debt and Preferred Stock Ratings

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary sightly from time to time because of economic conditions.

  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Short-Term Debt Ratings

  D-1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH IBCA, INC.

  Long-Term Ratings

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to change in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC, CC High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

Asset Allocation

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  The following chart shows the long-term performance of various asset classes and the rate of inflation.

                          Historical Performance Data

                           [LINE GRAPH APPEARS HERE]

              Value of $1.00 invested on 1/1/1926 through 12/31/1999

              Small Stocks              $6,640.79
              Common Stocks             $2,845.63
              Long-Term Bonds           $   40.22
              Treasury Bills            $   15.64
              Inflation                 $    9.40

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors


  Year                   1989   1990  1991  1992  1993   1994  1995  1996   1997  1998  1999
 ----------------------------------------------------------------------------------------------
  U.S. Government
  Treasury
  Bonds/1/               14.4%   8.5%  15.3% 7.2%  10.7%  (3.4)% 18.4% 2.7%   9.6% 10.0%  (2.56)%
 ---------------------------------------------------------------------------------------------
  U.S.Government
  Mortgage
  Securities/2/          15.4%  10.7%  15.7% 7.0%   6.8%  (1.6)% 16.8% 5.4%   9.5%  7.0%   1.86%
 ---------------------------------------------------------------------------------------------
  U.S. Investment Grade
  Corporate Bonds/3/     14.1%   7.1%  18.5% 8.7%  12.2%  (3.9)% 22.3% 3.3%  10.2%  8.6%  (1.96)%
 ---------------------------------------------------------------------------------------------
  U.S. High Yield
  Bonds/4/                0.8%  (9.6)% 46.2%15.8%  17.1%  (1.0)% 19.2%11.4%  12.8%  1.6%   2.39%
 ---------------------------------------------------------------------------------------------
  World Government
  Bonds/5/               (3.4)% 15.3%  16.2% 4.8%  15.1%   6.0%  19.6% 4.1%  (4.3)% 5.3%  (6.07)%
 ----------------------------------------------------------------------------------------------
  Difference between
  highest and lowest     18.8   24.9   30.9 11.0   10.3    9.9    5.5  8.7   17.1   8.4    7.46
  returns percent


/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/ Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the               This chart shows the growth of a
performance of major world stock         hypothetical $10,000 investment made
markets for the period from              in the stocks representing the S&P
December 31, 1985 through December       500 stock index with and without
31, 1999. It does not represent          reinvested dividends.
the performance of any Prudential
Mutual Fund.                                    [LINE GRAPH]


Average Annual Total Returns of Major    Capital Appreciation and Reinvesting
World Stock Markets                         Dividends - $474,094
(12/31/1985-12/31/1999)                  Capital Appreciation only - $159,597
(in U.S. dollars)                        (1969-1999)





Sweden              22.70%
Hong Kong           20.37%
Spain               20.11%               Source: Lipper Inc. Used with
Netherland          18.63%               permission. All rights reserved.
Belgium             18.41%               This chart is used for illustrative
France              17.69%               purposes only and is not intended to
USA                 17.39%               represent the past, present or
U.K.                16.41%               future performance of any Prudential
Europe              16.28%               Mutual Fund. Common stock total
Switzerland         15.58%               return is based on the Standard &
Sing/Mlysia         15.07%               Poor's 500 Stock Index, a market-
Denmark             14.72%               value-weighted index made up of 500
Germany             13.29%               of the largest stocks in the U.S.
Australia           11.68%               based upon their stock market value.
Italy               11.39%               cannot invest directly in
Canada              11.10%               indices.
Japan                9.59%
Norway               8.91%
Austria              7.09%

Source: Morgan Stanley Capital
International (MSCI) and Lipper
Inc. as of 12/31/99. Used with
permission. Morgan Stanley Country
indices are unmanaged indices
which include those stocks making
up the largest two-thirds of each
country's total stock market
capitalization. Returns reflect
the reinvestment of all
distributions. This chart is for
illustrative purposes only and is
not indicative of the past,
present or future performance of
any specific investment. Investors
cannot invest directly in stock
indices.


                  World Stock Market Capitalization by Region
                          World Total: $20.7 Trillion

                    ---------------------------------------

                                  [PIE CHART]



                           Canada           2.1%
                           Pacific Basin   16.4%
                           Europe          32.5%
                           U.S.            49.0%





                   Source: Morgan Stanley Capital
                   International, December 31, 1999.
                   Used with permission. This chart
                   represents the capitalization of
                   major world stock markets as
                   measured by the Morgan Stanley
                   Capital International (MSCI) World
                   Index. The total market
                   capitalization is based on the value
                   of approximately 1577 companies in
                   22 countries (representing
                   approximately 60% of the aggregate
                   market value of the stock
                   exchanges). This chart is for
                   illustrative purposes only and does
                   not represent the allocation of any
                   Prudential Mutual Fund.

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


             Long Term U.S. Treasury Bond Yield in Percent (1926-1999)

                           [LINE GRAPH APPEARS HERE]


---------------------------------------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

               APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

Information about Prudential

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

  Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Institutional Investor, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

  Real Estate. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers with over 1,400 offices around the United States./2/

  Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

Information about the Prudential Mutual Funds

  As of September 30, 1999 Prudential Investments Fund Management was the twentieth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.
---------

/1/ PIC serves as the subadviser to substantially all of the Prudential Mutual
    Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund, Prudential Sector Funds, Inc., The Prudential Series Funds, Inc. and The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust and Target Funds.
/2/ As of December 31, 1997.

                                     III-1

  Equity Funds. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

  Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

Information about Prudential Securities

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities./4/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------

3 As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

4   As of December 31, 1998.

                                     III-2

                                    PART C

                               OTHER INFORMATION

Item 23. Exhibits.

    (a)(1) Amended and Restated Declaration of Trust. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 1994 (File No. 33-9269).

      (2) Amended Certificate of Designation. Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

    (b) Amended By-laws.*

    (c) (1) Specimen receipt for shares of beneficial interest, $.01 par value. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

      (2) Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1993 (File No. 33-9269).

    (d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on October 30, 1995 (File No. 33-9269).

      (2) Amended and Restated Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*

    (e) (1) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

      (2) Selected Dealer Agreement. Incorporated by reference to Exhibit
      (e)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

    (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

      (2) Amendment to Custodian Contract.*

    (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
        Exhibit 9 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

      (2) Amendment to Transfer Agency Agreement.*

    (i) Opinion and consent of Counsel.*

    (j) Consent of independent accountants.*

    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

      (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

      (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

    (o) Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

---------
  *Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

  None.

Item 25. Indemnification.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article V, Sections 5.2 and 5.3 of the Declaration of Trust (Exhibit a(1) to the Registration Statement) and to
Article X of the Fund's By-Laws (Exhibit b to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit e to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant maintains an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

  Section 9 of the Management Agreement (Exhibit d(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit d(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser.

  (a) Prudential Investments Fund Management LLC

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

 Name and Address      Position with PIFM                    Principal Occupations
 ----------------      ------------------                    ---------------------
 David R. Odenath, Jr. Officer in Charge,    Officer in Charge, President, Chief Executive Officer
                       President, Chief       and Chief Operating Officer, PIFM; Senior Vice
                       Executive Officer      President, The Prudential Insurance Company of
                       and Chief Operating    America (Prudential)
                       Officer
 Robert F. Gunia       Executive Vice        Executive Vice President and Chief Administrative
                       President and Chief    Officer, PIFM; Vice President, Prudential; President,
                       Administrative         Prudential Investment Management Services LLC (PIMS)
                       Officer
 William V. Healey     Executive Vice        Executive Vice President, Chief Legal Officer and
                       President, Chief       Secretary, PIFM; Vice President and Associate General
                       Legal Officer and      Counsel, Prudential; Senior Vice President, Chief
                       Secretary              Legal Officer and Secretary, PIMS
 Brian W. Henderson    Executive Vice        Executive Vice President, PIFM; Senior Vice President
                       President              and Chief Operating Officer, PIMS
 Stephen Pelletier     Executive Vice        Executive Vice President, PIFM
                       President
 Judy A. Rice          Executive Vice        Executive Vice President, PIFM
                       President
 Lynn M. Waldvogel     Executive Vice        Executive Vice President, PIFM
                       President

  (b) The Prudential Investment Corporation (PIC)

  See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

 Name and Address        Position with PIC                        Principal Occupations
 ----------------        -----------------                        ---------------------
 Jeffrey Hiller          Chief Compliance         Chief Compliance Officer, Prudential Global Asset
                         Officer                   Management
 John R. Strangfeld, Jr. Chairman of the Board,   President of Prudential Global Asset Management Group
                         President, Chief          of Prudential; Senior Vice President, Prudential;
                         Executive Officer and     Chairman of the Board, President, Chief Executive
                         Director                  Officer and Director, PIC
 Bernard Winograd        Senior Vice President    Chief Executive Officer, Prudential Real Estate
                         and                       Investors; Senior Vice President and Director, PIC
                         Director

Item 27. Principal Underwriters.

  (a) Prudential Investment Management Services LLC (PIMS)

  PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential World Fund, Inc., Target Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

  (b) Information concerning the directors and officers of PIMS is set forth below.

              Positions and                                Positions and
              Offices with                                 Offices with
Name(1)       Underwriter                                  Registrant
-------       -------------                                -------------
Margaret      Vice President and Chief Financial Officer   None
 Deverell..
Robert F.     President                                    Vice President and Trustee
 Gunia.....
Kevin         Senior Vice President and Compliance Officer None
 Frawley...
 213
 Washington
 Street
 Newark, NJ
 07102
William V.    Senior Vice President, Secretary and         None
 Healey....    Chief Legal Officer
Brian W.      Senior Vice President and Officer            None
 Henderson.
John R.       Advisory Board Member                        President and Trustee
 Strangfeld,
 Jr........

---------
(/1/)The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

  Other than as set forth under the captions "How the Fund is Managed-- Manager," "How the Fund is Managed--Investment Adviser" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

  Not applicable.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 18th day of January, 2000.

                         PRUDENTIAL EQUITY INCOME FUND

                         /s/ John R. Strangfeld, Jr.
                         ----------------------------------

                         (John R. Strangfeld, Jr., President)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                                   Date
---------                          -----                                   ----
/s/ Grace C. Torres                Treasurer and Principal Financial January 18, 2000
---------------------------------   and Accounting Officer
  Grace C. Torres
/s/ Delayne D. Gold                Trustee                           January 18, 2000
---------------------------------
  Delayne D. Gold
/s/ Robert F. Gunia                Trustee                           January 18, 2000
---------------------------------
  Robert F. Gunia
/s/ Douglas H. McCorkindale        Trustee                           January 18, 2000
---------------------------------
  Douglas H. McCorkindale
/s/ Thomas T. Mooney               Trustee                           January 18, 2000
---------------------------------
  Thomas T. Mooney
/s/ Stephen P. Munn                Trustee                           January 18, 2000
---------------------------------
  Stephen P. Munn
/s/ David R. Odenath, Jr.          Trustee                           January 18, 2000
---------------------------------
  David R. Odenath, Jr.
/s/ Richard A. Redeker             Trustee                           January 18, 2000
---------------------------------
  Richard A. Redeker
/s/ Robin B. Smith                 Trustee                           January 18, 2000
---------------------------------
  Robin B. Smith
/s/ John R. Strangfeld, Jr.        President and Trustee             January 18, 2000
---------------------------------
  John R. Strangfeld, Jr.
/s/ Louis A. Weil, III             Trustee                           January 18, 2000
---------------------------------
  Louis A. Weil, III
/s/ Clay T. Whitehead              Trustee                           January 18, 2000
---------------------------------
  Clay T. Whitehead

                         PRUDENTIAL EQUITY INCOME FUND

                                 EXHIBIT INDEX

 Exhibit Number                           Description
 --------------                           -----------
 (a)(1)         Amended and Restated Declaration of Trust. Incorporated by
                reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to
                the Registration Statement on Form N-1A filed via EDGAR on
                December 21, 1994 (File No. 33-9269).
 (a)(2)         Amended Certificate of Designation. Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 19 to the
                Registration Statement on Form N-1A filed via EDGAR on October
                22, 1998 (File No. 33-9269).
 (b)            Amended By-laws.*
 (c)(1)         Specimen receipt for shares of beneficial interest, $.01 par value. Incorporated by reference to Exhibit 4(a) to Post-
                Effective Amendment No. 18 to the Registration Statement on
                Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-
                9269).
 (c)(2)         Instruments Defining Rights of Shareholders. Incorporated by
                reference to Exhibit 4(c) to Post-Effective Amendment No. 10 to
                the Registration Statement on Form N-1A filed via EDGAR on
                December 30, 1993 (File No. 33-9269).
 (d)(1)         Amended and Restated Management Agreement between the
                Registrant and Prudential Mutual Fund Management, Inc.
                Incorporated by reference to Exhibit 5(a) to Post-Effective
                Amendment No. 15 to the Registration Statement on Form N-1A
                filed via EDGAR on October 30, 1995 (File No. 33-9269).
 (d)(2)         Amended and Restated Subadvisory Agreement between Prudential
                Investments Fund Management LLC and The Prudential Investment
                Corporation.*
 (e)(1)         Distribution Agreement with Prudential Investment Management
                Services LLC. Incorporated by reference to Exhibit (e)(1) to
                Post-Effective Amendment No. 19 to the Registration Statement
                on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-
                9269).
 (e)(2)         Selected Dealer Agreement. Incorporated by reference to Exhibit
                (e)(2) to Post-Effective Amendment No. 19 to the Registration
                Statement on Form N-1A filed via EDGAR on October 22, 1998
                (File No. 33-9269).
 (g)(1)         Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to
                Post-Effective Amendment No. 18 to the Registration Statement
                on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-
                9269).
 (g)(2)         Amendment to Custodian Contract.*
 (h)(1)         Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by
                reference to Exhibit 9 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on
                December 30, 1997 (File No. 33-9269).
 (h)(2)         Amendment to Transfer Agency Agreement.*
 (i)            Opinion and consent of Counsel.*
 (j)            Consent of independent accountants.*
 (m)(1)         Amended and Restated Distribution and Service Plan for Class A
                shares. Incorporated by reference to Exhibit (m)(1) to Post-
                Effective Amendment No. 19 to the Registration Statement on
                Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-
                9269).
 (m)(2)         Amended and Restated Distribution and Service Plan for Class B
                shares. Incorporated by reference to Exhibit (m)(2) to Post-
                Effective Amendment No. 19 to the Registration Statement on
                Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-
                9269).
 (m)(3)         Amended and Restated Distribution and Service Plan for Class C
                shares. Incorporated by reference to Exhibit (m)(3) to Post-
                Effective Amendment No. 19 to the Registration Statement on
                Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-
                9269).
 (o)            Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit
                (o) to Post-Effective Amendment No. 19 to the Registration
                Statement on Form N-1A filed via EDGAR on October 22, 1998
                (File No. 33-9269).

----------
  *Filed herewith.